UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21601

PIMCO Floating Rate Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Brian S. Shlissel - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2006

Date of reporting period:	July 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Floating Rate Income Fund
PIMCO Floating Rate Strategy Fund

Annual Report
July 31, 2006

Contents

Letter to Shareholders	1

Performance & Statistics	2-3

Schedules of Investments	4-30

Statements of Assets and Liabilities	31

Statements of Operations	32

Statements of Changes in Net Assets	33

Statements of Cash Flows	34

Notes to Financial Statements	35-47

Financial Highlights	48-49

Report of Independent Registered Public Accounting Firm	50

Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements	51-53

Tax Information	54

Privacy Policy/Proxy Voting Policies & Procedures	55

Dividend Reinvestment Plan	56

Board of Trustees	57-58

Principal Officers	59

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Letter to Shareholders

September 14, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively the “Funds”) for the fiscal periods ended July 31, 2006. In December 2005, PIMCO Floating Rate Strategy Fund changed its fiscal year-end from August 31 to July 31. Accordingly, the financial statements for this fund cover the 11-month period from September 1, 2005 through July 31, 2006.

During the period, the Federal Reserve raised short-term interest rates eight times for a total increase of 2.00%. Within this rising interest rate environment, the three-month London Interbank Offered Rate (“LIBOR”) increased by more than 1.75%, ending the reporting period at 5.47%. The trend was positive for floating-rate securities, which typically pay interest at a spread over LIBOR. As a result, the Funds increased their dividends to shareholders during the period.

Please refer to the following pages for specific information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources are available on our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel

Chairman	President & Chief Executive Officer

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 1

PIMCO Floating Rate Income Fund Performance & Statistics July 31, 2006 (unaudited)

*                 PIMCO Floating Rate Income Fund returned 6.92% and 16.53% based on net asset value and market price, respectively during the fiscal twelve months ended July, 31, 2006. This performance outpaced the 6.29% return of the average Lipper Loan Participation fund, according to Lipper’s monthly Closed-End Fund Analysis.

*                 Security selection and specific industry weightings were key contributors to the Fund’s positive performance during the reporting period.

*                 Of particular note were weightings in the automotive and telecom sectors, which outpaced the leveraged loan market during the reporting period and, as a result, were positive contributors to performance.

*                 Allocation to the cable/pay TV sector, as well as more modest allocations to the technology and financial sectors, boosted performance toward the end of the period.

*                 The Fund’s bias toward the middle to upper credit quality tiers of the below-investment grade universe proved a drag on performance as investors, in search of higher yields, turned to the lower tier of below-investment-grade bonds. A relatively large weighting in the chemical sector also proved a drag on performance toward the end of the reporting period.

*                 A modest tactical allocation to the non-traditional emerging markets sector, while positive for the earlier part of the reporting period, later proved a drag on performance as emerging markets did not keep pace with the leveraged loan market.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	16.53%	6.92%
Commencement of Operations (8/29/03) to 7/31/06	6.92%	6.47%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/06	Market Price	$20.02
Market Price	NAV	$19.14
NAV	Premium to NAV	4.60%
	Market Price Yield(2)	8.67%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2006.

2 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Performance & Statistics July 31, 2006 (unaudited)

*                 PIMCO Floating Rate Strategy Fund returned 6.54% at net asset value (NAV) and 11.77% at market price for the 11 months ended July 31, 2006. This performance outpaced the 5.63% return of the average Lipper Loan Participation fund, according to Lipper’s monthly Closed-End Fund Analysis.

*                 Floating rate security selection and specific industry weightings were key contributors to the Fund’s positive performance over the reporting period.

*                 Of particular note were the Fund’s weightings in the automotive and telecom sectors, which outpaced the leveraged loan market during the reporting period and, as a result, were positive contributors to Fund performance.

*                 An allocation to the cable/pay TV sector, as well as more modest allocations to the technology and financial sectors, also boosted returns toward the end of the period.

*                 The Fund’s bias toward the middle to upper credit quality tiers of the below-investment grade universe proved a drag on performance as investors, in search of higher yields, turned to the lower tier of below-investment-grade bonds.

*                 A modest tactical allocation to the non-traditional emerging markets sector, while positive for the earlier part of the reporting period, later proved a drag on performance as emerging markets did not keep pace with the leverage loan market.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
11 months	11.77%	6.54%
Commencement of Operations (10/29/04) to 7/31/06	3.86%	6.18%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/06	Market Price	$18.87
Market Price	NAV	$18.76
NAV	Premium to NAV	0.59%
	Market Price Yield(2)	8.93%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at July 31, 2006.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 3

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006
Principal Amount (000)		Value
SENIOR LOANS (a) (b) (c) – 70.5%

Aerospace – 0.6%
$1,788	K & F Industries, Inc., 7.40%, 11/18/12, Term C	$1,790,573
1,500	Transdigm Group, Inc., 7.449%, 6/23/13, Term B	1,505,391
		3,295,964

Airlines – 0.5%
	United Airlines, Inc.,
2,625	8.625%, 2/1/12, Term B (g)	2,671,972
375	9.188%, 1/9/11, Term DD	379,727
		3,051,699

Apparel & Textiles – 0.3%
	Simmons Co., Term D,
945	7.125%, 12/19/11	949,106
147	7.688%, 12/19/11	147,148
110	7.75%, 12/19/11	110,661
136	7.812%, 12/19/11	135,812
366	7.875%, 12/19/11	367,871
55	9.50%, 12/19/11	55,181
		1,765,779

Automotive – 1.0%
	Hayes Lemmerz International, Inc., Term B,
292	8.46%, 6/3/09	296,512
449	8.57%, 6/3/09	455,006
476	8.64%, 6/3/09	482,149
174	9.01%, 6/3/09	175,936
299	9.05%, 6/3/09	303,337
286	9.06%, 6/3/09	289,687
	Hertz Corp.,
223	5.324%, 12/21/12	224,004
825	7.41%, 12/21/12, Term B	830,069
812	7.58%, 12/21/12, Term B	817,324
1,010	7.60%, 12/21/12, Term B	1,016,501
123	7.69%, 12/21/12, Term B	123,901
	Lear Corp.,
300	7.93%, 3/23/12	298,344
700	7.999%, 3/23/12	696,135
		6,008,905

Automotive Products – 3.9%
	Cooper Standard Automotive, Inc.,
2,269	8.00%, 12/23/11, Term B	2,280,632
3,651	8.00%, 12/23/11, Term C	3,668,842
2,408	Delphi Corp., 13.75%, 6/14/11, Term B2	2,501,674
	Goodyear Tire & Rubber Co.,
4,000	7.954%, 4/30/10	4,022,916
1,000	8.704%, 4/30/10	1,002,054
2,674	Polypore, Inc., 8.40%, 11/12/11, Term B	2,700,786
	Tenneco Automotive, Inc.,
1,796	7.19%, 12/12/10, Term B	1,809,218
789	7.346%, 12/12/10, Term B1	794,757
3,447	TRW Automotive, Inc., 7.188%, 6/30/12, Term B	3,445,825
		22,226,704

4 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Banking – 0.4%
	Aster Co., Ltd. (g),
$1,092	7.999%, 9/19/13, Term B1	$1,101,710
1,132	8.499%, 9/19/14, Term C1	1,146,095
		2,247,805

Building/Construction – 2.0%
	Masonite International Corp., Term B,
3,426	7.49%, 4/6/13	3,364,667
31	7.499%, 4/6/13	30,172
4,871	Nortek, Inc., 7.35%, 8/27/11	4,863,799
2,976	UGS Corp., 7.485%, 3/31/12, Term B	2,978,912
		11,237,550

Chemicals – 5.8%
	Basell NV,
€255	5.324%, 9/15/13, Term B	329,242
€113	5.324%, 9/15/13, Term B6	145,443
€371	5.419%, 9/15/13, Term B	479,653
€476	5.419%, 9/15/13, Term B1	614,673
€432	5.419%, 9/15/13, Term B5	557,542
€255	5.824%, 9/15/14, Term C4	330,665
€113	5.824%, 9/15/14, Term C6	146,071
€319	5.919%, 9/15/14, Term C	413,372
€528	5.919%, 9/15/14, Term C4	683,684
€432	5.919%, 9/15/14, Term C5	559,952
$2,782	Celanese AG, 7.499%, 4/6/11, Term B	2,789,968
	Cognis B.V.,
1,149	8.17%, 5/12/12, Term B1	1,157,045
1,992	8.67%, 5/12/13, Term C1	2,012,599
€1,597	Cognis Deutschland GMBH, 5.346%, 5/12/11, Term A	2,040,426
	Hercules, Inc., Term B,
$80	6.999%, 10/8/10	80,220
1,875	7.01%, 10/8/10	1,880,156
1,021	Huntsman International LLC, 7.15%, 8/16/12	1,017,075
	INEOS Group Ltd.,
5,000	7.339%, 10/7/12, Term A4	5,025,000
750	7.339%, 10/7/13, Term B2	754,939
750	7.839%, 10/7/14, Term C2	758,326
2,992	KRATON Polymers Group LLC, 7.438%, 5/11/13	2,992,500
	Nalco Co., Term B,
1,271	6.48%, 11/1/10	1,270,942
1,440	7.10%, 11/1/10	1,440,400
1,825	7.23%, 11/4/10	1,825,687
3,906	VWR International, Inc., 7.77%, 4/7/11, Term B	3,920,219
		33,225,799

Commercial Products – 1.2%
	iPayment, Inc.,
194	7.61%, 12/27/12	194,175
803	7.75%, 12/27/12	803,325
	Rexel S.A.,
1,000	7.75%, 3/16/13, Term B1	1,013,344
1,000	8.25%, 3/16/14, Term C1	1,017,844

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 5

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Commercial Products (continued)
	Sigmakalon,
€985	5.491%, 6/30/12, Term A	$1,257,075
€365	5.991%, 9/19/12, Term B1	470,161
€635	5.991%, 9/19/12, Term B2	817,953
€940	6.491%, 9/19/13, Term C1	1,216,092
€60	6.491%, 9/19/13, Term C2	77,623
		6,867,592

Computer Services – 1.1%
$3,004	PanAmSat Corp., 5.00%, 6/30/11, Term A (e)	3,000,117
3,465	Sunguard Data Systems, Inc., 7.66%, 2/11/13	3,484,490
		6,484,607

Computer Software – 0.7%
3,000	Infor Global Solutions, 5.00%, 8/1/12 (e)	3,004,218
	Spectrum Brands Corp., Term B,
458	8.17%, 2/6/12	458,588
136	8.24%, 2/7/12	136,381
116	8.27%, 2/6/12	115,921
115	8.44%, 2/7/12	114,647
		3,829,755

Consumer Products – 1.9%
	Eastman Kodak Co., Term B,
167	7.18%, 10/18/12	166,762
462	7.439%, 10/18/12	461,931
333	7.699%, 10/18/12	333,524
1,021	7.75%, 10/18/12	1,021,873
1,000	Education Management Corp., 8.063%, 5/23/13, Term B	1,006,406
3,656	Jarden Corp., 7.499%, 1/24/12, Term B1	3,658,360
	National Mentor, Inc., Term B,
56	7.84%, 6/30/13	56,175
944	7.85%, 6/30/13	946,950
	Rayovac Corp., Term B,
200	7.61%, 2/6/12	199,972
166	8.08%, 2/7/12	166,026
321	8.17%, 2/7/12	321,012
1,260	8.51%, 2/7/12	1,261,116
	Sealy Mattress Co., Term D,
531	6.981%, 4/14/13	531,886
708	7.083%, 4/1/13	709,182
177	7.144%, 4/1/13	177,295
106	7.19%, 4/14/13	106,377
35	9.00%, 4/14/13	35,459
		11,160,306
Containers & Packaging – 4.8%
	Graham Packaging Co., Term B,
1,517	7.563%, 10/7/11	1,523,246
1,734	7.75%, 10/7/11	1,741,261
2,166	7.876%, 10/7/11	2,174,435
	Graphic Packaging Corp., Term C,
693	7.62%, 8/9/10	699,870
284	7.75%, 8/9/10	286,310
79	7.88%, 8/9/10	79,531

6 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Containers & Packaging (continued)
$2,080	8.01%, 8/8/10	$2,099,610
359	8.14%, 8/9/10	362,660
3,950	Horizon Lines LLC, 7.75%, 7/7/11	3,976,776
	Intertape Polymer Group, Inc., Term B,
1,286	7.55%, 7/28/11	1,295,361
187	7.76%, 7/28/11	188,828
	JSG Packaging,
1,000	7.882%, 1/12/13, Term B	1,005,764
1,000	8.382%, 1/12/14, Term C	1,005,764
	Smurfit-Stone Container,
742	5.291%, 11/1/10	746,584
1,825	7.50%, 11/1/11, Term B	1,835,861
1,217	7.50%, 11/1/11, Term C	1,223,908
581	7.625%, 11/1/11, Term C	584,416
547	7.625%, 11/1/11, Term C-1	550,397
588	7.625%, 11/1/11, Term B	591,531
1,430	7.688%, 11/1/11, Term B	1,438,091
	Solo Cup Co., Term B,
1,578	7.61%, 2/27/11	1,586,219
10	7.93%, 2/27/11	10,093
2,339	7.999%, 2/27/11	2,350,213
		27,356,729

Diversified Manufacturing – 0.2%
	Invensys PLC (e),
479	5.00%, 7/17/13, Term Y1	480,651
521	5.00%, 7/17/13, Term Z1	521,849
		1,002,500

Drugs & Medical Products – 0.9%
	Warner Chilcott PLC,
7	4.729%, 1/18/12, Term B	6,718
3	7.479%, 1/18/12, Term C	2,707
1	7.479%, 1/18/12, Term D	1,251
308	7.53%, 1/18/12	309,008
307	7.61%, 1/4/12	307,527
1,271	7.61%, 1/18/12, Term B	1,274,306
1,064	7.61%, 1/18/12, Term C	1,066,560
492	7.61%, 1/18/12, Term D	492,721
123	7.63%, 1/18/12 (g)	123,874
1,369	7.63%, 1/18/12, Term B	1,372,566
		4,957,238

Energy – 3.3%
1,782	Alon USA Energy, Inc., 5.00%, 6/8/13 (e)	1,788,887
	Covanta Energy Corp.,
780	5.14%, 6/24/12	784,878
61	7.644%, 6/30/12, Term B	61,318
498	7.71%, 6/30/12, Term B	501,126
975	10.96%, 5/12/13, Term DHC	993,141
	Edison Midwest, Term B,
1,074	7.24%, 4/27/11	1,076,483
1,477	7.25%, 4/27/11	1,479,831
1,173	7.31%, 4/27/11	1,175,766
4,810	Headwaters, Inc., Term B, 7.50%, 4/30/11	4,819,391

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 7

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Energy (continued)
	NRG Energy, Inc.,
$557	6.979%, 2/1/13	$559,223
2,437	7.231%, 2/1/13, Term B	2,446,675
	Targa Resources, Inc.,
290	4.854%, 10/31/11	291,178
629	7.23%, 10/31/12, Term B	630,885
375	7.47%, 10/31/12, Term B	376,105
1,500	7.477%, 10/31/07	1,504,419
3	7.749%, 10/31/12, Term B	3,033
194	7.75%, 10/31/12, Term B	194,119
		18,686,458

Entertainment – 2.0%
1,990	AMC Entertainment, Inc., 7.525%, 1/5/13	1,998,593
5,287	MGM Studios, 7.749%, 4/8/12, Term B	5,301,897
	Warner Music Group, Inc., Term B,
194	7.205%, 2/28/11	194,299
1,872	7.227%, 2/28/11	1,878,389
196	7.309%, 2/28/11	196,261
1,208	7.32%, 2/28/11	1,212,572
920	7.511%, 2/28/11	923,308
		11,705,319

Financial Services – 0.6%
3,248	Global Cash Access LLC, 7.15%, 3/10/10, Term B	3,265,748

Food Services – 2.0%
	Arby’s Restaurant Group, Inc., Term B,
2,768	7.735%, 7/25/12	2,769,522
911	7.749%, 7/25/12	911,652
1,492	Bolthouse Farms, Inc., 7.813%, 11/17/12, Term B	1,504,627
	Dominos, Inc., Term B,
441	6.875%, 6/25/10	442,135
2,075	7.00%, 6/25/10	2,078,098
	Michael Foods, Inc., Term B,
296	7.032%, 11/21/10	297,222
10	7.370%, 11/21/10	10,031
10	7.511%, 11/21/10	10,031
3,684	7.553%, 11/21/10	3,695,215
		11,718,533

Funeral Services – 0.1%
	Alderwoods Group, Inc., Term B,
119	7.37%, 8/21/06	118,909
145	7.394%, 8/25/06	145,655
148	7.40%, 8/23/06	148,219
		412,783

8 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Healthcare & Hospitals – 3.6%
$3,950	Community Health Systems, Inc., 6.97%, 8/19/11, Term B	$3,955,302
	DaVita, Inc.,
305	7.11%, 5/16/12	305,501
965	7.125%, 5/16/12	968,437
365	7.19%, 5/16/12	366,601
228	7.21%, 5/16/12	229,125
4,172	7.51%, 5/16/12	4,185,357
667	7.69%, 5/16/12	668,664
305	7.69%, 10/5/12	305,500
6,000	HealthSouth Corp., 8.52%, 2/2/13	5,996,664
	Psychiatric Solutions, Inc.,
2,000	6.91%, 7/7/12, Term B	2,001,250
1,985	Renal Advantage, Inc., 7.84%, 10/6/12, Term B	2,002,369
		20,984,770

Hotels/Gaming – 2.7%
	Aladdin Gaming, Inc.,
2,286	8.508%, 8/31/10, Term A	2,213,485
52	9.508%, 8/31/10, Term B	50,636
	MotorCity Casino, Term B,
770	7.214%, 7/13/12	768,502
308	7.236%, 7/13/12	307,401
2,888	7.49%, 7/13/12	2,881,883
	Penn National Gaming, Inc., Term B,
364	6.91%, 10/3/12	364,954
413	7.02%, 10/3/12	414,223
1,164	7.24%, 10/3/12	1,167,855
45	7.25%, 10/3/12	45,163
1,980	Resorts International, Inc., 9.50%, 4/26/12, Term B	1,995,856
1,000	Venetian Casino, 7.25%, 2/22/12, Term B	1,000,078
4,000	Wynn Resorts Ltd., 7.545%, 12/14/11, Term B	4,007,500
		15,217,536

Household Products – 0.7%
	Springer S.A. (g),
1,000	7.994%, 9/16/11, Term B2	1,014,210
2,800	8.071%, 9/16/12, Term C2	2,839,787
		3,853,997

Leasing – 0.3%
	United Rentals, Inc.,
333	5.010%, 2/14/11, Term LC	333,588
1,626	7.35%, 2/14/11, Term B	1,630,410
		1,963,998

Machinery – 0.5%
2,258	Agco Corp., 7.249%, 6/15/09, Term B	2,264,973
	Mueller Industries, Inc., Term B,
119	7.36%, 9/28/12	119,792
126	7.477%, 9/28/12	126,500
381	7.735%, 9/28/12	383,333
65	7.749%, 9/28/12	65,881
67	7.868%, 9/28/12	67,083
		3,027,562

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 9

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Manufacturing – 1.2%
$1,942	Berry Plastics Corp., 7.15%, 12/2/11	$1,942,023
3,000	Bombardier, Inc., 8.24%, 6/28/13, Term B	2,998,125
1,259	Lucite International, 5.00%, 5/26/13, Term B (e)	1,269,793
		6,209,941

Measuring Instruments – 0.9%
	Dresser Rand,
308	6.778%, 10/29/11, Term B	310,197
330	6.964%, 10/29/11, Term B	332,524
256	7.11%, 10/29/11, Term B	258,498
256	7.618%, 10/29/11, Term B	258,498
	Dresser Unsecured Term Loan
4,000	8.65%, 3/1/10, Term C3	4,055,832
		5,215,549

Metals & Mining – 0.3%
	Novelis, Inc.,
673	6.88%, 1/7/12, Term B2	677,442
1,169	7.38%, 1/7/12, Term B	1,176,610
		1,854,052

Multi-Media – 7.2%
2,000	American Media Operations, Inc., 8.12%, 1/30/13	2,018,250
997	Atlantic Broadband, Inc., 7.99%, 8/4/12, Term B	1,006,228
1,278	Cablevision, 6.988%, 3/29/13, Term B	1,272,099
	Cablevision Systems Corp., Term B,
857	6.88%, 3/29/13	853,042
857	7.258%, 3/29/13	853,042
5,500	Cebridge Connections, Inc., 7.739%, 11/6/13	5,471,026
10,500	Charter Communications Holdings LLC, 8.125%, 4/25/13, Term B	10,528,182
2,992	DirectTV Holdings LLC, 6.90%, 4/13/13, Term B	2,993,482
2,876	Insight Midwest Holdings LLC, 7.438%, 12/31/09, Term C	2,881,925
3,000	NTL Investment, 1/6/13, Term B (e)	3,014,532
2,970	Primedia, 7.875%, 9/30/13, Term B	2,932,504
3,950	Telcordia Technologies, Inc., 7.727%, 9/9/12, Term B	3,816,688
	Young Broadcasting, Inc., Term B,
1,001	7.688%, 5/2/12	997,968
2,963	7.75%, 11/3/12	2,953,985
		41,592,953

Oil & Gas – 1.6%
6,000	El Paso Corp., 6/15/09 (f)	5,974,998
1,500	Kinetic Concepts, Inc., 7.25%, 8/11/10, Term B	1,508,912
	Vetco International,
750	8.25%, 1/16/12, Term B	755,234
750	8.75%, 1/16/13, Term C	757,344
		8,996,488

Paper/Paper Products – 2.7%
	Appleton Papers, Inc.,
1,011	7.44%, 6/11/10	1,015,579
1,085	7.68%, 8/31/10	1,089,409
	Boise Cascade Holdings LLC, Term D,
1,286	7.125%, 10/28/11	1,289,220
1,071	7.25%, 10/28/11	1,074,350

10 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Paper/Paper Products (continued)
	Buckeye Technologies, Inc., Term B,
$411	6.89%, 11/4/10	$411,402
136	7.01%, 11/4/10	136,215
144	7.04%, 4/15/10	143,991
162	7.07%, 11/4/10	161,990
411	7.17%, 11/4/10	411,402
350	7.26%, 11/4/10	349,692
87	7.50%, 11/4/10	87,423
41	9.25%, 4/15/10	41,140
	Georgia-Pacific Corp.,
2,476	7.30%, 12/20/12, Term B	2,476,282
155	7.485%, 12/23/12, Term B	154,768
603	7.499%, 12/23/12, Term B	605,702
5,750	8.30%, 12/23/13, Term C	5,806,729
		15,255,294

Printing/Publishing – 1.9%
	Dex Media East LLC, Term B,
568	6.66%, 5/8/09	564,988
243	6.69%, 5/8/09	241,878
1,157	6.80%, 5/8/09	1,151,579
223	7.00%, 5/8/09	221,820
	Dex Media West LLC, Term B-2,
182	6.67%, 3/9/10	181,461
989	6.72%, 3/9/10	984,419
500	6.80%, 3/9/10	497,756
333	6.88%, 3/9/10	331,910
490	6.90%, 3/9/10	487,986
167	6.95%, 3/9/10	166,314
54	7.00%, 3/9/10	54,248
	RH Donnelly Corp., Term D (g),
404	6.72%, 6/30/11	405,264
538	6.74%, 6/30/11	540,352
673	6.83%, 6/30/11	675,440
135	6.88%, 6/30/11	134,792
404	6.90%, 6/30/11	405,264
269	6.92%, 6/30/11	270,176
404	6.95%, 6/30/11	405,264
846	7.00%, 6/30/11	849,428
135	7.01%, 6/30/11	135,088
	Seat Pagine Gialle SpA,
€1,000	3.001%, 5/25/12, Term A (e)	1,279,194
€693	3.001%, 6/8/13, Term B	893,020
		10,877,641

Recreation – 2.4%
	Amadeus Global Travel,
€1,000	5.813%, 4/8/13, Term B	1,293,304
€1,000	6.313%, 4/8/14, Term C	1,298,269
$1,573	8.249%, 4/8/13, Term B	1,589,013
177	8.249%, 4/8/13, Term B2	179,308
1,573	8.749%, 4/8/14, Term C	1,595,893
177	8.749%, 4/8/14, Term C2	180,084
4,000	Cedar Fair L.P., 5.00%, 6/13/12 (e)	4,015,832

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 11

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Recreation (continued)
	Six Flags Theme Parks, Inc., Term B,
$669	8.16%, 6/30/09	$675,173
1,106	8.48%, 6/30/09	1,116,450
	Worldspan L.P., Term B,
1,604	7.938%, 2/11/10	1,596,380
77	8.00%, 2/11/10	76,739
62	8.063%, 2/11/10	61,391
116	8.188%, 2/11/10	115,108
270	8.25%, 2/11/10	267,485
		14,060,429

Retail – 0.9%
	Jean Coutu Group, Inc.
1,804	8.00%, 7/30/11	1,809,014
2,000	8.00%, 7/30/11 (e)	2,005,796
1,500	Neiman Marcus Group, Inc., 7.77%, 4/6/13	1,513,938
		5,328,748

Semi-Conductors – 0.5%
2,955	On Semiconductor Corp., 7.75%, 12/3/11, Term G	2,955,608

Telecommunications – 3.8%
	Centennial Cellular Communications Corp.,
3,668	7.749%, 2/9/11	3,684,017
	Consolidated Communications, Inc., Term B,
1,150	7.40%, 9/18/11	1,146,553
3,294	7.45%, 10/14/11	3,283,310
2,000	Crown Castle International, 7.65%, 6/1/14, Term B	2,011,250
	Hawaiian Telcom Communications, Inc.,
500	7.75%, 4/30/12, Term A	499,687
1,996	7.75%, 10/31/12, Term B	2,006,958
	Mediacom Broadband LLC, Term D,
1,818	6.90%, 2/28/14	1,810,653
1,364	7.002%, 2/28/14	1,357,990
1,818	7.37%, 2/28/14	1,810,653
	Nordic Telephone Co. Holdings ApS (e),
€1,700	5.536%, 11/30/14, Term B	2,193,048
€1,700	6.036%, 11/30/14, Term C	2,201,183
	Valor Telecommunications Enterprises LLC,
$26	7.249%, 2/15/12, Term B	26,507
		22,031,809

Transportation – 0.5%
3,000	Fleetpride Corp., 8.586%, 6/6/13, Term B	3,005,625

Utilities – 1.1%
	AES Corp., Term B,
786	6.75%, 4/30/08	788,783
786	7.50%, 8/10/11	788,783
	Reliant Energy, Inc.,
2,968	7.655%, 4/30/10, Term B	2,972,806
1,625	7.775%, 4/30/10	1,626,713
		6,177,085

12 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)			Value

Waste Disposal – 1.2%
	Allied Waste North America, Inc.,
$1,983	5.042%, 1/15/12		$1,975,331
841	6.72%, 1/15/12		837,910
2,463	7.20%, 1/15/12		2,454,252
1,802	7.27%, 1/15/12		1,795,794
			7,063,287

Wholesale – 0.7%
	Roundy’s, Inc., Term B,
2,000	8.17%, 10/27/11		2,020,834
1,980	8.29%, 10/27/11		2,000,626
			4,021,460

Wire & Cable Products – 2.5%
	Pirelli Cable S.A.,
€1,000	5.566%, 7/28/13, Term B		1,281,574
€1,000	6.066%, 6/23/14, Term C		1,295,292
€1,500	9.888%, 6/23/12, Term 2		1,942,938
	UPC Broadband Holding B.V.,
€2,250	5.507%, 3/31/13, Term J1		2,867,119
€2,250	5.509%, 12/31/13, Term K1		2,870,404
$2,000	7.64%, 3/31/13, Term J2		1,998,142
2,000	7.64%, 12/31/13, Term K2		1,998,142
			14,253,611
Total Senior Loans (cost-$402,724,619)			404,455,216

CORPORATE BONDS & NOTES – 21.4%
		Credit Rating
		(Moody’s/S&P)*

Airlines – 0.5%
939	Delta Air Lines, Inc., 7.379%, 5/18/10, Ser. 00-1	Ba2/BB	943,635
	JetBlue Airways Corp., FRN,
1,425	8.27%, 5/15/10, Ser. 04-2	Ba3/BB	1,425,816
495	9.579%, 9/15/09, Ser. 04-1	Ba3/BB	498,152
			2,867,603

Computer Services – 0.4%
2,000	Sungard Data Systems, Inc., 9.431%, 8/15/13, FRN	B-/B3	2,090,000

Financial Services – 5.7%
1,500	Chukchansi Economic Dev. Auth., 8.78%, 11/15/12, FRN (d)	B2/BB-	1,533,750
1,400	Corsair Netherlands B.V., 11.359%, 3/3/16, FRN (g)	NR/NR	1,410,801
10,000	Ford Motor Credit Co., 8.149%, 11/2/07, FRN	Ba2/BB-	10,016,270
7,000	General Motors Acceptance Corp., 7.431%, 12/1/14, FRN	Ba1/BB	6,893,810
€3,000	Hellas Telecommunications Luxembourg V, 6.59%, 10/15/12, FRN	NR/NR	3,938,518
$4,000	Hexion US Finance Corp., 10.257%, 7/15/10, FRN	B3/B	4,100,000
	Universal City Florida Holding Co.,
2,000	8.375%, 5/1/10	B3/B-	2,030,000
2,500	9.899%, 5/1/10, FRN	B3/B-	2,581,250
			32,504,399

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 13

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Healthcare & Hospitals – 0.4%
$2,000	HCA, Inc., 5.50%, 12/1/09	Ba2/BB+	$1,970,000
1,500	Rotech Healthcare, Inc., 9.50%, 4/1/12	B3/CCC	1,192,500
			3,162,500

Hotels/Gaming – 0.3%
2,000	Mandalay Resort Group, 7.625%, 7/15/13	Ba3/B+	1,980,000

Insurance – 0.3%
1,500	Parametric Re Ltd., 9.57%, 5/19/08, FRN (d)	Ba2/NR	1,518,195

Multi-Media – 4.4%
	Cablevision Systems Corp., Ser. B,
2,000	8.00%, 4/15/12	B3/B+	1,990,000
5,000	9.62%, 4/1/09, FRN	B3/B+	5,350,000
	CCO Holdings LLC,
1,000	8.75%, 11/15/13	B3/CCC-	997,500
4,000	9.454%, 12/15/10, FRN	B3/CCC-	4,150,000
4,000	Charter Communications Holdings II LLC, 10.25%, 9/15/10	Caa1/CCC-	4,060,000
1,800	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba2/BB-	1,894,500
5,665	EchoStar DBS Corp., 8.758%, 10/1/08, FRN	Ba3/BB-	5,757,056
1,000	Paxson Communications Corp., 11.757%, 1/15/13, FRN (d)	B3/CCC-	1,017,500
			25,216,556

Paper/Paper Products – 1.5%
	Abitibi-Consolidated, Inc.,
2,000	5.25%, 6/20/08	B1/B+	1,900,000
1,000	8.829%, 6/15/11, FRN	B1/B+	977,500
3,000	Boise Cascade LLC, 8.382%, 10/15/12, FRN	B1/B+	3,015,000
1,000	Bowater, Inc., 8.329%, 3/15/10, FRN	B1/B+	1,012,500
1,500	Verso Paper Holdings LLC, 8/1/14, FRN (b)(d)(e)(f)	B1/B+	1,516,875
			8,421,875

Telecommunications – 7.7%
4,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B3/B-	3,940,000
2,500	Hawaiian Telcom Communications Inc., 10.789%, 5/1/13,
	Ser. B, FRN	CCC+/B3	2,543,750
	Intelsat Subsidiary Holding Co., Ltd., FRN,
2,500	10.484%, 1/15/12	B2/B+	2,550,000
3,000	11.64%, 6/15/13 (d)	B/CAA1	3,078,750
2,500	New Skies Satellites NV, 10.414%, 11/1/11, FRN	B1/B-	2,593,750
€2,950	Nordic Telephone Co. Holdings ApS, 8.352%, 5/1/16, FRN (d)	NR/NR	3,934,051
$2,700	Nortel Networks Ltd., 9.73%, 7/15/11, FRN (d)	B-/B3	2,727,000
2,000	Qwest Capital Funding, Inc., 7.90%, 8/15/10	B3/B	2,025,000
12,000	Qwest Communications International, Inc., 8.67%, 2/15/09, FRN	B2/B	12,285,000
3,500	Rogers Wireless, Inc., 8.454%, 12/15/10, FRN	Ba2/BB	3,605,000
2,000	Rural Cellular Corp., 8.25%, 3/15/12	B2/B	2,075,000
3,000	Time Warner Telecom Holdings, Inc., 9.17%, 2/15/11, FRN	B2/CCC+	3,052,500
			44,409,801

Wire & Cable Products – 0.2%
1,000	Superior Essex Communications Group, 9.00%, 4/15/12	B3/B	1,020,000
Total Corporate Bonds & Notes (cost-$120,922,591)			123,190,929

MORTGAGE-BACKED SECURITIES – 0.4%
2,317	Mellon Residential Funding Corp.,
	5.719%, 11/15/31, CMO, FRN (cost-$2,316,970)	Aaa/AAA	2,320,738

14 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES – 0.4%
	Credit Suisse First Boston Mortgage Securities Corp., FRN,
$474	5.735%, 7/25/32	Aaa/AAA	$474,427
539	5.755%, 8/25/32	Aaa/AAA	539,907
1,026	GSAMP Trust, 5.675%, 3/25/34, FRN	Aaa/AAA	1,028,791
222	Jade CBO Ltd., 7.67%, 10/24/11 (d)(g)	B2/NR	169,102
Total Asset-Backed Securities (cost-$2,208,054)			2,212,227

PREFERRED STOCK (b) (d) – 0.5%

Shares

Financial Services – 0.5%
30	Richmond Cnty. Capital Corp., 8.70%, FRN (cost-$3,068,307)	NR/NR	3,018,750

SHORT-TERM INVESTMENTS – 6.8%
Principal Amount
(000)

Commercial Paper (g) – 2.3%
Banking – 0.4%
$2,600	Barclays U.S. Funding, 5.385%, 10/26/06	NR/NR	2,566,564

Financial Services – 1.9%
2,000	General Electric Capital Corp., 5.35%, 10/26/06	NR/NR	1,974,280
8,900	UBS Finance, Inc., 5.355%, 10/24/06	NR/NR	8,788,216
			10,762,496
Total Commercial Paper (cost-$13,329,787)			13,329,060

Corporate Notes – 1.1%

Financial Services – 0.7%
4,000	General Motors Acceptance Corp., 6.457%, 7/16/07, FRN	Ba1/BB	3,975,756

Forestry – 0.3%
2,000	GP Canada Finance Co., 7.20%, 12/15/06 (d)	B2/B	2,030,000

Telecommunications – 0.1%
500	Qwest Capital Funding, Inc., 7.75%, 8/15/06	B3/B	500,000
Total Corporate Notes (cost-$6,372,370)			6,505,756

U.S. Treasury Bills (i) – 0.4%
2,180	4.69%-4.82%, 8/31/06-9/14/06 (cost-$2,168,176)		2,168,176

Repurchase Agreements – 3.0%
5,000	Lehman Brothers Holdings,
	dated 7/31/06, 5.23%, due 8/1/06,
	proceeds $5,000,726; collateralized by
	U.S. Treasury Note, 5.125%, 6/30/08, valued at
	$5,105,356 including accrued interest		5,000,000

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 15

PIMCO Floating Rate Income Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Repurchase Agreements (continued)
$12,020	State Street Bank & Trust Co.,
	dated 7/31/06, 4.90%, due 8/1/06,
	proceeds $12,021,636; collateralized by
	Fannie Mae, 5.00%, 1/15/07, valued at
	$12,263,504 including accrued interest	$12,020,000
Total Repurchase Agreements (cost-$17,020,000)		17,020,000
Total Short-Term Investments (cost-$38,890,333)		39,022,992

OPTIONS PURCHASED (j) – 0.0%

Contracts

Call Options – 0.0%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
930	strike price $112, expires 8/25/06	14,531
1,472	strike price $113, expires 8/25/06	23,000
	U.S. Treasury Notes 5 yr. Futures, Chicago Board of Trade,
250	strike price $108, expires 8/25/06	3,906
		41,437

Put Options – 0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
324	strike price $90.50, expires 9/17/07	2,025
60	strike price $91.50, expires 6/18/07	375
335	strike price $91.75, expires 3/19/07	2,094
53	strike price $92.50, expires 12/18/06	331
136	strike price $92.75, expires 12/18/06	850
613	strike price $93, expires 12/18/06	3,831
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
420	strike price $98, expires 8/25/06	6,563
		16,069
Total Options Purchased (cost-$76,265)		57,506
Total Investments before options written (cost-$570,207,139) – 100.0%		574,278,358

OPTIONS WRITTEN (j) – (0.0)%

Call Options – (0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
630	strike price $107, expires 8/25/06	(68,906)
1,258	strike price $108, expires 8/25/06	(39,313)
		(108,219)

Put Options – (0.0)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
420	strike price $103, expires 8/25/06	(6,562)
Total Options Written (premiums received-$692,100)		(114,781)
Total Investments net of options written (cost-$569,515,039) – 100.0%		$574,163,577

16 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006
Principal Amount (000)		Value

SENIOR LOANS (a)(b)(c) – 71.9%

Aerospace – 1.1%
$6,357	K & F Industries, Inc., 7.40%, 11/18/12, Term C	$6,367,548
	Standard Aero Holdings, Inc., Term B,
525	7.60%, 8/24/12	525,019
1,574	7.60%, 8/30/12	1,575,058
3,148	7.682%, 8/24/12	3,150,115
3,000	Transdigm, Inc., 7.449%, 6/23/13, Term B	3,010,782
		14,628,522

Airlines – 0.5%
	United Airlines, Inc.,
5,250	8.625%, 2/1/12, Term B (g)	5,343,945
750	9.188%, 1/9/11, Term DD	759,453
		6,103,398

Apparel & Textiles – 0.2%
	Simmons Co., Term D,
1,388	7.125%, 12/19/11	1,394,399
215	7.688%, 12/19/11	216,186
161	7.75%, 12/19/11	161,495
199	7.812%, 12/19/11	200,616
538	7.875%, 12/19/11	540,465
81	9.50%, 12/19/11	81,070
		2,594,231

Automotive – 0.9%
2,000	Dura Operating Corp., 9.109%, 4/28/11	2,015,000
	Hertz Corp.,
556	5.324%, 12/21/12	558,948
1,901	7.41%, 12/21/12, Term B	1,912,637
1,872	7.58%, 12/21/12, Term B	1,883,270
2,363	7.60%, 12/21/12, Term B	2,377,833
284	7.69%, 12/21/12, Term B	285,490
	Lear Corp.,
900	7.93%, 3/23/12	895,031
2,100	7.999%, 3/23/12	2,088,406
		12,016,615

Automotive Products – 4.7%
8,722	Affinia Group, 8.50%, 11/30/11, Term B	8,752,634
	Cooper Standard Automotive, Inc.,
3,952	8.00%, 12/23/11, Term B	3,971,755
6,358	8.00%, 12/23/11, Term C	6,389,345
	Delphi Corp.,
1,500	8.188%, 10/8/07	1,516,875
6,743	13.75%, 6/14/11, Term B2	7,004,688
6,000	Fed Mogul Corp., 7.50%, 11/23/06, Term B	6,022,500
	Goodyear Tire & Rubber Co.,
10,500	7.954%, 4/30/10	10,560,155
2,000	8.704%, 4/30/10	2,004,108
6,175	Polypore, Inc., 8.40%, 11/12/11, Term B	6,236,503
	Tenneco Automotive, Inc.,
2,610	7.19%, 12/12/10, Term B	2,629,966
1,141	7.346%, 12/12/10, Term B1	1,149,837
5,910	TRW Automotive, Inc., 6.75%, 10/31/10, Term E	5,901,135
		62,139,501

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 17

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Banking – 0.6%
	Aster Co., Ltd. (g),
€2,800	5.563%, 9/19/13, Term B	$3,599,400
$2,137	7.999%, 9/19/13, Term B1	2,155,518
2,214	8.499%, 9/19/14, Term C1	2,242,357
		7,997,275

Building/Construction – 1.9%
	Masonite International Corp., Term B,
9,787	7.49%, 4/6/13	9,613,334
88	7.499%, 4/6/13	86,207
9,334	Nortek, Inc., 7.35%, 8/27/11	9,320,627
6,171	UGS Corp., 7.485%, 3/31/12, Term B	6,177,296
		25,197,464

Chemicals – 6.3%
	Basell NV,
€364	5.324%, 9/15/13, Term B	470,345
€937	5.324%, 9/15/13, Term B4	1,210,174
€355	5.324%, 9/15/13, Term B6	458,483
€556	5.419%, 9/15/13, Term B	718,096
€951	5.419%, 9/15/13, Term B1	1,228,166
€186	5.419%, 9/15/13, Term B4	240,633
€807	5.419%, 9/15/13, Term B5	1,042,957
€1,819	5.824%, 9/15/14, Term C4	2,360,619
€161	5.824%, 9/15/14, Term C6	208,674
€1,174	5.919%, 9/15/14, Term C	1,522,918
€672	5.919%, 9/15/14, Term C4	870,938
€831	5.919%, 9/15/14, Term C5	1,077,845
€2,000	Brenntag AG, 12/23/13, Term B5 (e)	2,565,061
$9,630	Celanese AG, 7.499%, 4/6/11, Term B	9,659,180
4,833	Chart Industries, 7.188%, 10/14/12, Term B	4,840,888
	Cognis B.V., Term B1
1,000	8.17%, 5/12/12	978,002
3,000	8.17%, 5/12/12 (e)	3,048,750
€2,794	Cognis Deutschland GMBH, 5.346%, 5/12/11, Term A	3,570,745
	Hercules, Inc., Term B,
$56	6.999%, 10/8/10	56,094
1,311	7.01%, 10/8/10	1,314,696
4,825	Huntsman International LLC, 7.15%, 8/16/12	4,807,989
	INEOS Holdings Ltd.,
5,000	7.339%, 10/7/12, Term A4	5,025,000
2,000	7.339%, 10/7/13, Term B2	2,013,172
2,000	7.839%, 10/7/14, Term C2	2,022,204
	Innophos, Inc., Term B,
1,616	7.60%, 8/13/10	1,620,405
1,818	7.75%, 8/13/10	1,822,727
5,486	KRATON Polymers Group LLC, 7.438%, 5/11/13	5,486,250
7,865	Lyondell-CITGO Refining L.P., 7.499%, 5/21/07, Term B	7,884,247
	Nalco Co., Term B,
2,442	6.48%, 11/1/10	2,443,072
2,768	7.10%, 11/1/10	2,768,815
3,508	7.23%, 11/4/10	3,509,432
2,963	PQ Corp. Holdings, Inc., 7.50%, 2/11/12, Term B	2,968,671
2,520	VWR International, Inc., 7.77%, 4/7/11, Term B	2,529,174
		82,344,422

18 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Commercial Products – 1.5%
	Alliance Laundry Holdings LLC, Term B,
$1,978	7.40%, 1/27/12	$1,991,765
1,511	7.40%, 1/27/12 (e)	1,511,530
	iPayment, Inc.,
388	7.61%, 12/27/12	388,349
1,607	7.75%, 12/27/12	1,606,650
	Rexel S.A.,
3,500	7.75%, 3/16/13, Term B1	3,546,704
3,500	8.25%, 3/16/14, Term C1	3,562,454
	Sigmakalon,
€985	5.491%, 6/30/12, Term A	1,257,076
€913	5.991%, 9/19/12, Term B1	1,175,418
€1,587	5.991%, 9/19/12, Term B2	2,044,867
€2,349	6.491%, 9/19/13, Term C1	3,038,796
€151	6.491%, 9/19/13, Term C2	195,491
		20,319,100

Computer Services – 1.3%
$5,603	PamAmSat Corp., 5.00%, 6/30/11, Term A (e)	5,595,915
11,880	Sunguard Data Systems, Inc., 7.66%, 2/11/13	11,946,825
		17,542,740

Computer Software – 0.6%
6,000	Infor Global Solutions, 5.00%, 8/1/12 (e)	6,008,436
	Spectrum Brands Corp., Term B,
1,298	8.17%, 2/6/12	1,300,098
386	8.24%, 2/7/12	386,642
328	8.27%, 2/6/12	328,636
325	8.44%, 2/7/12	325,024
		8,348,836

Consumer Products – 2.0%
	Eastman Kodak Co., Term B,
690	7.18%, 10/18/12	690,376
1,911	7.439%, 10/18/12	1,912,340
1,380	7.699%, 10/18/12	1,380,751
4,228	7.75%, 10/18/12	4,230,431
3,000	Education Management Corp., 8.063%, 5/23/13, Term B	3,019,218
9,486	Jarden Corp., 7.499%, 1/24/12, Term B1	9,492,292
	Rayovac Corp., Term B,
566	7.61%, 2/6/12	566,921
470	8.08%, 2/7/12	470,684
909	8.17%, 2/7/12	910,069
3,571	8.51%, 2/7/12	3,575,270
		26,248,352

Containers & Packaging – 3.7%
	Graham Packaging Co., Term B,
2,760	7.563%, 10/7/11	2,770,581
3,155	7.75%, 10/7/11	3,167,120
3,939	7.875%, 10/7/11	3,955,004
7,322	Horizon Lines LLC, 7.75%, 7/7/11	7,371,961
	Intertape Polymer Group, Inc., Term B,
2,993	7.55%, 7/28/11	3,013,834
436	7.76%, 7/28/11	439,334

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 19

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Containers & Packaging (continued)
	JSG Packaging,
€75	5.413%, 1/12/13, Term B	$96,341
€154	5.463%, 1/12/13, Term B (g)	198,725
€89	5.466%, 1/12/13, Term B	114,049
€113	5.562%, 1/12/13, Term B	144,512
€295	5.562%, 11/29/13, Term B	378,817
€274	5.741%, 11/29/13, Term B (g)	352,684
€154	5.963%, 1/12/14, Term C (g)	198,725
€89	5.966%, 1/12/14, Term C	114,049
€113	6.062%, 1/12/14, Term C	144,512
€295	6.062%, 11/29/14, Term C	378,817
€75	6.09%, 1/12/14, Term C	96,341
€274	6.241%, 11/29/14, Term C (g)	352,684
$2,250	7.882%, 1/12/13, Term B	2,262,969
2,250	8.382%, 1/12/13, Term C	2,262,969
	Smurfit-Stone Container,
1,528	5.291%, 11/1/10	1,536,833
2,792	7.50%, 11/1/11, Term B	2,807,820
2,505	7.50%, 11/1/11, Term C	2,519,849
1,196	7.625%, 11/1/11, Term C	1,203,227
846	7.625%, 11/1/11, Term C-1	850,614
900	7.625%, 11/1/11, Term B	904,686
2,187	7.688%, 11/1/11, Term B	2,199,416
	Solo Cup Co., Term B,
3	5.42%, 2/27/11	2,538
3,653	7.61%, 2/27/11	3,670,903
23	7.93%, 2/27/11	23,359
5,412	7.999%, 2/27/11	5,438,974
		48,972,247

Diversified Manufacturing – 0.3%
	Invensys PLC (e),
958	5.00%, 7/17/13, Term Y1	961,301
1,041	5.00%, 7/17/13, Term Z1	1,043,699
	Linpac Mouldings Ltd.,
1,277	8.749%, 4/16/12, Term C1	1,298,697
1,016	8.249%, 4/16/12, Term B1	1,027,764
		4,331,461

Drugs & Medical Products – 0.6%
	Warner Chilcott PLC,
11	4.729%, 1/18/12, Term B	10,703
4	7.479%, 1/18/12, Term C	4,313
2	7.479%, 1/18/12, Term D	1,992
704	7.53%, 1/18/12	705,934
701	7.61%, 1/4/12	702,550
2,025	7.61%, 1/18/12, Term B	2,030,151
1,695	7.61%, 1/18/12, Term C	1,699,183
783	7.61%, 1/18/12, Term D	784,975
281	7.63%, 1/18/12 (g)	282,992
2,181	7.63%, 1/18/12, Term B	2,186,694
		8,409,487

20 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Electronics – 0.1%
	Sensata Technologies, Inc.,
$11	7.148%, 4/27/13	$10,482
2	7.198%, 4/27/13	2,490
987	7.24%, 4/27/13	982,832
		995,804

Energy – 3.1%
5,356	Alon USA Energy, Inc. 5.00%, 6/8/13 (e)	5,366,665
	Covanta Energy Corp.,
1,000	4.75%, 6/30/12	1,005,625
1,041	5.14%, 6/24/12	1,046,504
81	7.644%, 6/30/12, Term B	81,758
664	7.71%, 6/30/12, Term B	668,169
1,950	10.96%, 5/12/13, Term DHC	1,986,281
	Edison Midwest, Term B,
1,747	7.24%, 4/27/11	1,751,078
2,376	7.25%, 4/27/11	2,381,398
1,908	7.31%, 4/27/11	1,912,578
	Headwaters, Inc., Term B,
11,096	7.33%, 4/30/11	11,116,567
	NRG Energy, Inc.,
557	6.979%, 2/1/13	559,223
2,437	7.231%, 2/1/13, Term B	2,446,675
	Targa Resources, Inc.,
581	4.854%, 10/31/11	582,356
1,258	7.23%, 10/31/12, Term B	1,261,771
750	7.47%, 10/31/12, Term B	752,209
3,000	7.477%, 10/31/07	3,008,838
6	7.749%, 10/31/12, Term B	6,066
387	7.75%, 10/31/12, Term B	388,237
€1,000	Weather Investments SARL, 4.955%, 6/17/12, Term A (e)(g)	1,280,773
	Wind Acquisition Finance S.A. (e),
€1,000	5.634%, 6/17/13, Term B	1,277,745
€1,000	6.134%, 6/17/14, Term C	1,284,126
		40,164,642

Entertainment – 1.8%
$2,487	AMC Entertainment, Inc., 7.525%, 1/5/13	2,498,241
12,967	MGM Studios, 7.749%, 4/8/12, Term B	13,004,652
	Warner Music Group, Inc., Term B,
347	7.205%, 2/28/11	348,307
3,356	7.227%, 2/28/11	3,367,268
351	7.309%, 2/28/11	351,826
2,166	7.32%, 2/28/11	2,173,702
1,649	7.511%, 2/28/11	1,655,156
		23,399,152

Financial Services – 0.4%
5,199	Global Cash Access LLC, 7.15%, 3/10/10, Term B	5,226,757

Food Services – 1.7%
	Arby’s Restaurant Group, Inc., Term B,
7,938	7.735%, 7/25/12	7,943,204
2,613	7.749%, 7/25/12	2,613,713

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 21

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Food Services (continued)
	Dominos, Inc., Term B,
$1,294	6.875%, 6/25/10	$1,295,886
6,081	7.00%, 6/25/10	6,090,848
	Michael Foods, Inc., Term B,
286	7.032%, 11/21/10	287,248
10	7.370%, 11/21/10	9,694
10	7.511%, 11/21/10	9,695
3,560	7.553%, 11/21/10	3,571,213
		21,821,501

Funeral Services – 0.4%
	Alderwoods Group, Inc., Term B,
1,497	7.37%, 8/21/06	1,499,085
1,834	7.394%, 8/25/06	1,836,286
1,866	7.40%, 8/23/06	1,868,605
		5,203,976

Healthcare & Hospitals – 3.3%
	DaVita, Inc.
739	7.11%, 5/16/12	741,070
2,342	7.125%, 5/16/12	2,349,191
886	7.19%, 5/16/12	889,283
554	7.21%, 5/16/12	555,802
10,120	7.51%, 5/16/12	10,152,654
1,617	7.69%, 5/16/12	1,622,016
739	7.69%, 10/5/12	741,070
11,000	HealthSouth Corp., 8.52%, 2/2/13	10,993,884
5,462	Psychiatric Solutions, Inc., 6.91%, 7/7/12, Term B	5,464,952
9,925	Renal Advantage, Inc., 7.84%, 10/6/12, Term B	10,011,844
		43,521,766

Hotels/Gaming – 3.5%
	Aladdin Gaming, Inc.,
4,572	8.508%, 8/31/10, Term A	4,426,970
105	9.508%, 8/31/10, Term B	101,272
8,401	Choctaw Resort Development Enterprise, Inc.,
	7.749%, 11/4/11, Term B	8,459,063
	MotorCity Casino, Term B,
1,732	7.214%, 7/13/12	1,728,589
693	7.236%, 7/13/12	691,436
6,496	7.49%, 7/13/12	6,482,209
	Penn National Gaming, Inc., Term B,
1,091	6.91%, 10/3/12	1,094,864
1,238	7.02%, 10/3/12	1,242,670
3,491	7.24%, 10/3/12	3,503,564
135	7.25%, 10/3/12	135,489
4,277	Resorts International, Inc., 9.50%, 4/26/12, Term B	4,310,735
3,393	Venetian Casino, 7.25%, 2/22/12, Term B	3,393,427
10,000	Wynn Resorts Ltd., 7.545%, 12/14/11, Term B	10,018,750
		45,589,038

Machinery – 0.7%
5,570	Agco Corp., 7.249%, 6/15/09, Term B	5,587,092

22 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Machinery (continued)
	Mueller Industries, Inc., Term B,
$476	7.36%, 9/28/12	$479,167
503	7.477%, 9/28/12	506,000
1,524	7.735%, 9/28/12	1,533,333
262	7.749%, 9/28/12	263,525
267	7.868%, 9/28/12	268,333
		8,637,450

Manufacturing – 1.8%
4,342	Berry Plastics Corp., 7.15%, 12/2/11	4,342,695
7,000	Bombardier, Inc., 8.24%, 6/28/13, Term B	6,995,625
2,221	Lucite International, 5.00%, 5/26/13, Term B (e)	2,240,811
	NACCO Materials Handling Group, Inc., Term B,
1,156	7.17%, 3/24/13	1,152,667
622	7.28%, 3/24/13	620,667
222	7.349%, 3/24/13	221,667
7,791	Xerium Technologies, Inc., 7.749%, 5/18/12, Term B	7,766,750
		23,340,882

Measuring Instruments – 0.2%
	Dresser Rand, Term B,
814	6.778%, 10/29/11	820,373
872	6.964%, 10/29/11	879,421
678	7.11%, 10/29/11	683,644
678	7.618%, 10/29/11	683,644
		3,067,082

Metals & Mining – 0.5%
	Novelis, Inc.,
2,411	6.88%, 1/7/12, Term B2	2,427,501
4,187	7.38%, 1/7/12, Term B	4,216,185
		6,643,686

Multi-Media – 7.6%
6,470	American Media Operations, Inc., 8.12%, 1/30/13 (e)	6,529,039
1,247	Atlantic Broadband, Inc., 7.99%, 8/4/12, Term B	1,257,785
2,982	Cablevision, 6.988%, 3/29/13, Term B	2,968,232
	Cablevision Systems Corp., Term B
2,000	6.88%, 3/29/13	1,990,432
2,000	7.258%, 3/29/13	1,990,432
12,500	Cebridge Connections, Inc., 7.739%, 11/6/13	12,434,150
25,000	Charter Communications Holdings LLC, 8.125%, 4/25/13, Term B	25,067,104
	Cumulus Media, Inc., Term B,
971	7.25%, 5/5/13	971,884
1,000	7.375%, 5/5/13	1,000,469
6,821	Insight Midwest Holdings LLC, 7.438%, 12/31/09, Term C	6,836,423
6,000	NTL Investment, 1/6/13, Term B (e)	6,029,064
9,405	Primedia, 7.875%, 9/30/13, Term B	9,286,262
3,911	Source Media, Inc., 7.68%, 11/8/11, Term B	3,918,064
10,867	Telcordia Technologies, Inc., 7.727%, 9/9/12, Term B	10,500,674
	Young Broadcasting, Inc., Term B,
2,377	7.688%, 5/2/12	2,370,129
7,036	7.75%, 11/3/12	7,015,581
		100,165,724

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 23

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Oil & Gas – 1.6%
	El Paso Corp.,
$12,000	6/15/09 (f)	$11,949,996
5,865	6.375%, 2/1/09 (d)	5,806,350
2,660	Kinetic Concepts, Inc., 7.25%, 8/11/10, Term B	2,676,179
	Vetco International,
625	8.25%, 1/16/12, Term B	629,362
625	8.75%, 1/16/13, Term C	631,120
		21,693,007

Paper/Paper Products – 1.6%
	Appleton Papers, Inc.,
813	7.44%, 6/11/10	816,544
872	7.68%, 6/9/10	875,907
	Boise Cascade Holdings LLC, Term D,
431	7.125%, 10/28/11	431,705
359	7.25%, 10/28/11	359,754
	Georgia-Pacific Corp.,
4,839	7.30%, 12/20/12, Term B	4,839,229
302	7.485%, 12/23/12, Term B	302,452
1,178	7.499%, 12/23/12, Term B	1,183,683
11,650	8.30%, 12/23/13, Term C	11,764,939
		20,574,213

Printing/Publishing – 1.4%
	RH Donnelly Corp., Term D (g),
1,271	6.72%, 6/30/11	1,276,017
1,695	6.74%, 6/30/11	1,701,355
2,119	6.83%, 6/30/11	2,126,694
424	6.88%, 6/30/11	424,407
1,271	6.90%, 6/30/11	1,276,017
848	6.92%, 6/30/11	850,678
1,271	6.95%, 6/30/11	1,276,017
2,665	7.00%, 6/30/11	2,674,714
424	7.01%, 6/30/11	425,339
€4,474	Seat Pagine Gialle SpA, 3.001%, 6/8/12, Term A	5,723,487
		17,754,725

Real Estate – 0.1%
$839	Gables Residential Trust, 7.10%, 9/30/06	840,426

Recreation – 2.4%
	Amadeus Global Travel,
€3,450	5.813%, 4/8/13, Term B	4,461,898
€3,450	6.313%, 4/8/14, Term C	4,479,029
$1,336	8.249%, 4/8/13, Term B	1,349,936
414	8.249%, 4/8/13, Term B2	418,385
1,336	8.749%, 4/8/14, Term C	1,355,781
414	8.749%, 4/8/14, Term C2	420,196
8,000	Cedar Fair L.P., 5.00%, 6/13/12 (e)	8,031,664
	Six Flags Theme Parks, Inc., Term B,
1,483	8.16%, 6/30/09	1,496,982
2,452	8.48%, 6/30/09	2,475,373

24 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Value

Recreation (continued)
	Worldspan L.P., Term B,
$5,463	7.938%, 2/11/10	$5,435,429
263	8.00%, 2/11/10	261,349
210	8.063%, 2/11/10	209,079
394	8.188%, 2/11/10	392,024
919	8.25%, 2/11/10	915,357
		31,702,482

Retail – 0.9%
8,131	Jean Coutu Group, Inc., 8.00%, 7/30/11	8,154,166
3,133	Neiman Marcus Group, Inc., 7.77%, 4/6/13	3,162,022
		11,316,188

Semi-Conductors – 0.4%
4,925	On Semiconductor Corp., 7.75%, 12/3/11, Term G	4,926,013

Telecommunications – 4.7%
2,295	Alliance Atlantis Communications, Inc., 6.999%, 10/19/11	2,293,907
	Centennial Cellular Communications Corp.,
8,269	7.749%, 2/9/11	8,307,564
	Consolidated Communications, Inc., Term B,
1,753	7.40%, 9/18/11	1,747,200
5,019	7.45%, 10/14/11	5,003,347
5,000	Crown Castle International, 7.65%, 6/1/14, Term B	5,028,125
	Hawaiian Telcom Communications, Inc.,
500	7.75%, 4/30/12, Term A	499,688
2,993	7.75%, 10/31/12, Term B	3,010,437
	Mediacom Broadband LLC,
1,635	6.62%, 3/31/10, Term A	1,618,368
2,909	6.90%, 2/28/14, Term D	2,897,044
2,182	7.002%, 2/28/14, Term D	2,172,783
2,909	7.37%, 2/28/14, Term D	2,897,044
	Nordic Telephone Co. Holdings ApS,
€2,550	5.536%, 11/30/14, Term B	3,281,675
€1,500	5.536%, 11/30/14, Term B (e)	1,942,938
€2,550	6.036%, 11/30/14, Term C	3,301,057
€1,500	6.036%, 11/30/14, Term C (e)	1,942,938
	Qwest Corp.,
$8,500	6.95%, 6/30/10, Term B	8,455,732
7,400	12.00%, 6/30/07, Term A	7,532,275
		61,932,122

Transportation – 0.5%
6,000	Fleetpride Corp., 8.586%, 6/6/13, Term B	6,011,250

Utilities – 2.3%
	AES Corp., Term B,
3,720	5.69%, 8/10/11	3,734,244
3,720	7.50%, 8/10/11	3,734,244
5,940	Midwest Generation LLC, 7.748%, 12/31/11, Term B	5,971,927
	Reliant Energy, Inc.,
12,902	7.655%, 4/30/10, Term B	12,925,350
3,701	7.775%, 4/30/10	3,705,290
		30,071,055

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 25

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)			Value

Waste Disposal – 1.2%
	Allied Waste North America, Inc.,
$4,545	5.042%, 1/15/12		$4,528,657
1,928	6.72%, 1/15/12		1,921,018
5,647	7.20%, 1/15/12		5,626,690
4,132	7.27%, 1/15/12		4,117,090
			16,193,455

Wholesale – 0.8%
	Roundy’s, Inc., Term B,
5,000	8.17%, 10/27/11		5,052,085
4,950	8.29%, 10/27/11		5,001,564
			10,053,649

Wire & Cable Products – 2.7%
	Pirelli Cable S.A.,
€2,500	5.566%, 7/28/13, Term B		3,203,934
€2,500	6.066%, 6/23/14, Term C		3,238,230
€1,500	9.888%, 6/23/12		1,942,938
	UPC Broadband Holding B.V.,
€4,000	5.507%, 3/31/13, Term J1		5,097,412
€4,000	5.509%, 12/31/13, Term K1		5,102,941
$8,500	7.64%, 3/31/13, Term J2		8,492,103
8,500	7.64%, 12/31/13, Term K2		8,492,104
			35,569,662
Total Senior Loans (cost-$942,322,899)			943,609,358

CORPORATE BONDS & NOTES – 18.1%

		Credit Rating
		(Moody’s/S&P)*

Airlines – 0.4%
	JetBlue Airways Corp., FRN,
3,257	8.27%, 5/15/10, Ser. 04-2	Ba3/BB	3,259,008
1,627	9.579%, 9/15/09, Ser. 04-1	Ba3/BB	1,636,784
			4,895,792

Chemicals – 0.4%
5,750	Hexion US Finance Corp., 10.257%, 7/15/10, FRN	B3/B	5,893,750

Computer Services – 0.5%
	SunGard Data Systems, Inc.,
2,000	9.125%, 8/15/13	B-/B3	2,052,500
4,000	9.431%, 8/15/13, FRN	B-/B3	4,180,000
			6,232,500

Energy – 0.0%
250	Transcontinental Gas Pipe Line Corp., 6.787%, 4/15/08, FRN (d)	Ba2/BB-	251,562

26 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments July 31, 2006 (continued)
Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services – 3.4%
$3,500	Chukchansi Economic Dev. Auth., 8.78%, 11/15/12, FRN (d)	B2/BB-	$3,578,750
3,200	Corsair Netherlands B.V., 11.359%, 3/3/16, FRN (g)	NR/NR	3,224,689
	Ford Motor Credit Co., FRN,
10,000	7.077%, 1/15/10	Ba2/BB-	9,188,640
14,000	8.149%, 11/2/07	Ba2/BB-	14,022,778
5,000	General Motors Acceptance Corp., 7.431%, 12/1/14, FRN	Ba1/BB	4,924,150
€6,000	Hellas Telecommunications Luxembourg V, 6.59%, 10/15/12, FRN	NR/NR	7,877,035
$295	Simsbury CLO Ltd., 5.669%, 9/24/11, FRN (d)(g)	Aaa/AAA	294,998
2,000	Universal City Florida Holding Co., 8.375%, 5/1/10	B3/B-	2,030,000
			45,141,040

Healthcare & Hospitals – 0.2%
4,000	Rotech Healthcare, Inc., 9.50%, 4/1/12	B3/CCC	3,180,000

Multi-Media – 3.0%
16,000	Cablevision Systems Corp., 9.62%, 4/1/09, Ser. B, FRN	B3/B+	17,120,000
	CCO Holdings LLC,
2,000	8.75%, 11/15/13	B3/CCC-	1,995,000
6,000	9.454%, 12/15/10, FRN	B3/CCC-	6,225,000
8,000	Charter Communications Holdings II LLC, 10.25%, 9/15/10	Caa1/CCC-	8,120,000
3,200	DirecTV Holdings LLC, 8.375%, 3/15/13	Ba2/BB-	3,368,000
2,000	Paxson Communications Corp., 11.757%, 1/15/13, FRN (d)	B3/CCC-	2,035,000
			38,863,000

Oil & Gas – 0.7%
9,500	El Paso Corp., 7.375%, 12/15/12	Caa1/B-	9,523,750

Paper/Paper Products – 1.5%
5,000	Abitibi-Consolidated Finance L.P., 7.875%, 8/1/09	B1/B+	4,850,000
8,000	Abitibi-Consolidated, Inc., 8.829%, 6/15/11, FRN	B1/B+	7,820,000
4,000	Bowater, Inc., 8.329%, 3/15/10, FRN	B1/B+	4,050,000
3,500	Verso Paper Holdings LLC, 8/1/14, FRN (b)(d)(e)(f)	B+/B1	3,539,375
			20,259,375

Special Purpose Entity – 0.4%
100	Dow Jones CDX US High Yield,
	8.625%, 6/29/11,Ser. 6-T1 (d)(h)	B3/NR	98,688
4,500	Universal City Florida Holding Co., 9.899%, 5/1/10, FRN	B3/B-	4,646,250
			4,744,938

Telecommunications – 7.6%
2,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B3/B-	1,970,000
8,499	Echostar DBS Corp., 8.758%, 10/1/08, FRN	Ba3/BB-	8,637,109
8,750	Hawaiian Telcom Communications, Inc.,
	10.789%, 5/1/13, Ser. B, FRN	CCC+/B3	8,903,125
	Intelsat Subsidiary Holding Co., Ltd., FRN,
5,425	10.484%, 1/15/12	B2/B+	5,533,500
6,000	11.64%, 6/15/13 (d)	B/CAA1	6,157,500
2,000	New Skies Satellites NV, 10.414%, 11/1/11, FRN	B1/B-	2,075,000
€6,350	Nordic Telephone Co. Holdings ApS, 8.352%, 5/1/16, FRN (d)	NR/NR	8,468,212
$6,150	Nortel Networks Ltd., 9.73%, 7/15/11, FRN (d)	B-/B3	6,211,500
5,000	Qwest Capital Funding, Inc., 7.90%, 8/15/10	B3/B	5,062,500
25,650	Qwest Communications International, Inc., 8.67%, 2/15/09, FRN	B2/B	26,259,187
6,000	Qwest Corp., 8.579%, 6/15/13, FRN	Ba3/BB	6,450,000
7,750	Rogers Wireless, Inc., 8.454%, 12/15/10, FRN	Ba2/BB	7,982,500

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 27

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	*	Value

Telecommunications (continued)
$5,820	Time Warner Telecom Holdings, Inc., 9.17%, 2/15/11, FRN	B2/CCC+		$5,921,850
				99,631,983
Total Corporate Bonds & Notes (cost-$235,954,771)				238,617,690

ASSET-BACKED SECURITIES – 0.5%
1,658	Bear Stearns Asset Backed Securities, Inc., 5.555%, 12/25/42, FRN	Aaa/AAA		1,659,713
2,496	CIT Group Home Equity Loan Trust, 5.655%, 6/25/33, FRN	Aaa/AAA		2,503,367
1,888	Salomon Brothers Mortgage Securities VII, 5.685%, 3/25/32, FRN	NR/AAA		1,894,333
Total Asset-Backed Securities (cost-$6,039,211)				6,057,413

MORTGAGE-BACKED SECURITIES – 0.1%
854	Master Adjustable Rate Mortgage Trust, 3.786%, 11/21/34, CMO, FRN (cost-$855,093)	Aaa/AAA		850,683

SHORT-TERM INVESTMENTS – 9.4%

Corporate Notes – 2.8%

Financial Services – 2.1%
8,000	Ford Motor Credit Co., 6.374%, 3/21/07, FRN	Ba2/BB-		7,983,832
	General Motors Acceptance Corp.,
4,000	6.125%, 9/15/06	Ba1/BB		3,998,468
16,000	6.457%, 7/16/07, FRN	Ba1/BB		15,903,024
				27,885,324

Oil & Gas – 0.2%
2,500	Gazprom AG, 9.125%, 4/25/07	NR/BB+		2,564,000

Telecommunications – 0.1%
1,214	Calpoint Receivable Structured Trust, 7.44%, 12/10/06 (d)	B3/NR		1,223,426

Utilities – 0.4%
5,000	NorthWestern Corp., 7.30%, 12/1/06 (d)	Ba1/BBB-		5,043,750
Total Corporate Notes (cost-$36,187,837)				36,716,500

Commercial Paper – 2.1%

Banking – 0.5%
3,900	Societe Generale North America, Inc., 5.375%, 10/11/06 (g)	NR/NR		3,858,504
3,000	Total Finance, 5.29%, 8/1/06	NR/NR		3,000,000
				6,858,504

Financial Services – 1.6%

20,500	UBS Finance LLC, 5.375%, 10/26/06 (g)	NR/NR		20,236,370
Total Commercial Paper (cost-$27,095,432)				27,094,874

U.S. Treasury Bills (i) – 0.7%
9,865	4.70%-4.85%, 8/31/06-9/14/06 (cost-$9,811,934)			9,811,934

28 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2006 (continued)

Principal Amount (000)		Value

Repurchase Agreements – 3.8%
$14,000	Lehman Brothers Holdings, dated 7/31/06, 5.23%, due 8/1/06, proceeds $14,002,034; collateralized by U.S. Treasury Note, 5.125%, 6/30/08, valued at $14,294,113 including accrued interest	$14,000,000
36,293	State Street Bank & Trust Co., dated 7/31/06, 4.90%, due 8/1/06, proceeds $36,297,940; collateralized by Fannie Mae, 2.625%, 11/15/06, valued at $37,022,472 including accrued interest	36,293,000
Total Repurchase Agreements (cost-$50,293,000)		50,293,000
Total Short-Term Investments (cost-$123,388,203)		123,916,308

OPTIONS PURCHASED (j) – 0.0%

Contracts

Call Options — 0.0%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
2,055	strike price $112, expires 8/25/06	32,109
3,049	strike price $113, expires 8/25/06	47,641
	U.S. Treasury Notes 5 yr. Futures, Chicago Board of Trade,
550	strike price $108, expires 8/25/06	8,594
		88,344

Put Options — 0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
460	strike price $91.75, expires 3/19/07	2,875
508	strike price $92.50, expires 12/18/06	3,175
1,063	strike price $92.75, expires 12/18/06	6,644
1,472	strike price $93, expires 12/18/06	9,200
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
956	strike price $98, expires 8/25/06	14,937
		36,831
Total Options Purchased (cost-$173,886)		125,175
Total Investments before options written (cost-$1,308,734,063) – 100.0%		1,313,176,627

OPTIONS WRITTEN (j) – (0.0)%

Call Options – (0.0)%
	Swap Option 3 month LIBOR, Over the Counter,
8,600,000	fixed rate 4.60%, expires 1/2/07 (g)	(1,187)
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
1,370	strike price $107, expires 8/25/06	(149,844)
2,673	strike price $108, expires 8/25/06	(83,531)
		(234,562)
Put Options – (0.0)%
	Swap Option 3 month LIBOR, Over the Counter,
8,600,000	fixed rate 5.90%, expires 1/2/07 (g)	(42,957)
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
956	strike price $103, expires 8/25/06	(14,937)
		(57,894)
Total Options Written (premiums received-$1,637,161)		(292,456)
Total Investments net of options written (cost-$1,307,096,902) – 100.0%		$1,313,884,171

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 29

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Schedules of Investments

July 31, 2006 (continued)

Notes to the Schedules of Investments:
(a)	Private Placement. Restricted as to resale and may not have a readily available market.
(b)

Illiquid security. Securities with an aggregate value of $409,928,670, which represent 71.38% of total investments, are deemed illiquid in the PIMCO Floating Rate Income Fund. Securities with an aggregate value of $949,618,046, which represent 72.31% of total investments, are deemed illiquid in the PIMCO Floating Rate Strategy Fund.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)

144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after July 31, 2006.
(f)	Unsettled security, coupon rate undetermined at July 31, 2006.
(g)

Fair-valued security. Securities with an aggregate value of $27,627,679, which represent 4.81% of total investments, have been fair valued in the PIMCO Floating Rate Income Fund. Securities with an aggregate value of $55,609,458, which represent 4.23% of total investments, have been fair valued in the PIMCO Floating Rate Strategy Fund.

(h)	Credit-linked trust certificate.
(i)	All or partial amount segregated as collateral for futures contracts and transactions in options written.
(j)	Non-income producing.

Glossary
*		Unaudited
	€-	Euros
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2006.
LIBOR	-	London Inter-Bank Offered Rate
NR	-	Not Rated
UNIT	-	More than one class of securities traded together.

30 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Assets and Liabilities

July 31, 2006

	Floating Rate Income	Floating Rate Strategy
Assets:
Investments, at value (cost-$570,207,139 and $1,308,734,063, respectively)	$574,278,358	$1,313,176,627
Cash (including foreign currency of $5,800,518 and $10,672,333 with a cost of $5,798,549 and $10,649,623, respectively)	8,580,408	10,935,829
Interest receivable	5,127,887	10,868,839
Premium for swaps purchased	4,079,375	8,058,834
Unrealized appreciation on swaps	3,280,875	9,027,260
Receivable for investments sold	2,965,554	11,538,343
Unrealized appreciation on unfunded loan commitments	219,167	386,707
Unrealized appreciation on forward foreign currency contracts	41,436	65,330
Receivable for terminated swaps	–	132,776
Prepaid expenses	17,783	30,000
Total Assets	598,590,843	1,364,220,545

Liabilities:
Payable for investments purchased	32,228,765	70,532,495
Unrealized depreciation on swaps	4,372,772	19,670,749
Dividends payable to common and preferred shareholders	2,756,902	6,167,126
Premium for swaps sold	1,745,154	1,883,091
Unrealized depreciation on forward foreign currency contracts	699,096	1,736,637
Investment management fees payable	353,580	803,772
Deferred facility fees	334,323	471,368
Options written, at value (premiums received-$692,100 and $1,637,161, respectively)	114,781	292,456
Payable for variation margin on futures contracts	27,781	58,938
Accrued expenses	208,062	232,982
Total Liabilities	42,841,216	101,849,614
Preferred shares ($0.00001 par value, $25,000 net asset and liquidation value per share applicable to an aggregate of 8,400 and 19,200 shares issued and outstanding, respectively)	210,000,000	480,000,000
Net Assets Applicable to Common Shareholders	$345,749,627	$782,370,931

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$181	$417
Paid-in-capital in excess of par	346,380,558	789,945,378
Dividends in excess of net investment income	(1,265,004)	(4,989,691)
Accumulated net realized gain (loss)	(1,289,232)	7,511,100
Net unrealized appreciation (depreciation) of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1,923,124	(10,096,273)
Net Assets Applicable to Common Shareholders	$345,749,627	$782,370,931
Common Shares Issued and Outstanding	18,066,771	41,713,152
Net Asset Value Per Common Share	$19.14	$18.76

See accompanying Notes to Financial Statements. | 7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 31

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Operations

	Floating Rate Income	Floating Rate Strategy
	For the year ended July 31, 2006	For the period September 1, 2005 through July 31, 2006**	For the period October 29, 2004* through August 31, 2005
Investment Income:
Interest	$37,792,560	$76,764,161	$44,936,441
Facility and other fee income	1,744,035	1,855,438	63,542
Dividends	245,872	27,650	38,536
Total Investment Income	39,782,467	78,647,249	45,038,519

Expenses:
Investment management fees	4,188,622	8,673,491	7,337,506
Auction agent fees and commissions	539,498	1,123,024	823,888
Custodian and accounting agent fees	201,482	247,333	290,036
Audit and tax services	180,930	187,119	126,034
Shareholder communications	75,640	130,133	73,261
Transfer agent fees	36,880	31,847	20,512
Trustees’ fees and expenses	33,350	55,929	30,183
New York Stock Exchange listing fees	21,618	35,805	34,801
Insurance expense	15,533	29,399	2,992
Investor relations	11,550	14,855	8,804
Legal fees	11,255	24,312	20,112
Organizational expenses	–	–	25,000
Miscellaneous	23,505	9,019	4,085
Total expenses	5,339,863	10,562,266	8,797,214
Less: custody credits earned on cash balances	(94,762)	(143,550)	(106,382)
Net expenses	5,245,101	10,418,716	8,690,832

Net Investment Income	34,537,366	68,228,533	36,347,687
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,139,713	(1,796,351)	3,001,896
Futures contracts	(1,590,303	(1,004,777)	171,838
Options written	1,822,393)	3,509,268	106,997
Swaps	8,673,561	27,977,882	(8,330,935)
Foreign currency transactions	(2,072,835	(900,434)	560,222
Net change in unrealized appreciation/depreciation of: Investments	(2,094,070)	(1,376,430)	5,818,994
Futures contracts	(696,939)	(3,981,995)	–
Options written	177,469	623,282	721,423
Swaps	(7,409,088)	(21,689,710)	11,046,221
Unfunded loan commitments	78,691	251,045	135,662
Foreign currency transactions	(673,734)	(1,281,797)	(362,968)
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(2,645,142)	329,983	12,869,350
Net Increase in Net Assets Resulting from Investment Operations	31,892,224	68,558,516	49,217,037
Dividends on Preferred Shares from Net Investment Income	(8,739,121)	(18,962,668)	(9,877,326)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$23,153,103	$49,595,848	$39,339,711

*                 Commencement of operations

**          Represents the eleven months ended July 31, 2006. Fiscal year-end was changed to July 31 from August 31.

32 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Changes in Net Assets Applicable to Common Shareholders

	Floating Rate Income		Floating Rate Strategy
	Year ended July 31, 2006	Year ended July 31, 2005	For the Period September 1, 2005 through July 31, 2006**	For the Period October 29, 2004* through August 31, 2005
Investment Operations:
Net investment income	$34,537,366	$24,363,961	$68,228,533	$36,347,687
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	7,972,529	(3,293,145)	27,785,588	(4,489,982)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(10,617,671)	10,337,612	(27,455,605)	17,359,332
Net increase in net assets resulting from investment operations	31,892,224	31,408,428	68,558,516	49,217,037
Dividends on Preferred Shares from Net Investment Income	(8,739,121)	(5,230,747)	(18,962,668)	(9,877,326)
Net increase in net assets applicable to common shareholders resulting from investment operations	23,153,103	26,177,681	49,595,848	39,339,711
Dividends and Distributions to Common Shareholders from:
Net investment income	(29,409,709)	(21,339,798)	(58,781,100)	(37,754,323)
Net realized gains	(528,103)	(2,486,478)	—	—
Total dividends and distributions to common shareholders	(29,937,812)	(23,826,276)	(58,781,100)	(37,754,323)
Capital Share Transactions:
Net proceeds from the sale of common stock	—	—	—	788,830,000
Preferred shares underwriting discount charged to paid-in capital in excess of par	—	—	—	(4,800,000)
Common stock and preferred shares offering costs charged to paid-in capital in excess of par	—	—	—	(1,912,898)
Reinvestment of dividends and distributions	826,247	2,607,725	2,462,222	5,291,463
Net increase from capital transactions	826,247	2,607,725	2,462,222	787,408,565
Total increase (decrease) in net assets applicable to common shareholders	(5,958,462)	4,959,130	(6,723,030)	788,993,953
Net Assets Applicable to Common Shareholders:
Beginning of period	351,708,089	346,748,959	789,093,961	100,008
End of period (including undistributed (dividends in excess of) investment income $(1,265,004) and $1,217,139; $(4,989,691) and $(4,497,636); respectively)	$345,749,627	$351,708,089	$782,370,931	$789,093,961
Common Shares Issued and Reinvested:
Issued	—	—	—	41,300,000
Issued in reinvestment of dividends and distributions	42,759	130,238	130,268	277,648
Net Increase	42,759	130,238	130,268	41,577,648

*                 Commencement of operations

**          Represents the eleven months ended July 31, 2006. Fiscal year-end was changed to July 31 from August 31.

See accompanying Notes to Financial Statements. | 7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 33

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Cash Flows

	Floating Rate Income	Floating Rate Strategy
	For the year ended July 31, 2006	For the period September 1, 2005 through July 31, 2006**	For the period October 29, 2004* through August 31, 2005
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(359,683,350)	$(810,972,174)	$(1,573,151,878)
Proceeds from sales of long-term investments	355,873,084	762,351,376	473,591,817
Interest, dividends and facility and other fee income received	38,033,808	76,518,349	33,949,727
Net cash provided by options written	2,683,283	4,493,617	6,838,956
Net cash provided by (used for) swap transactions	167,477	(3,247,997)	16,586,425
Increase (decrease) in prepaid expenses	(2,954)	24,805	—
Operating expenses paid	(5,220,242)	(10,414,951)	(7,712,648)
Net cash provided by (used for) futures transactions	(2,350,461)	(4,927,834)	171,838
Net realized gain (loss) on foreign currency transactions	(2,070,867)	(877,727)	560,222
Net decrease (increase) in short-term investments	18,283,091	74,145,786	(177,754,384)
Net cash provided by (used for) operating activities	45,712,869	87,093,250	(1,226,919,925)
Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of dividends and distributions of $826,247, $2,462,222 and $5,291,463, respectively)	(37,850,686)	(75,281,546)	(37,670,269)
Increase in dividends payable	659,925	1,497,209	—
Proceeds from common shares sold	—	—	788,830,000
Issuance of preferred shares	—	—	480,000,000
Common and preferred shares offering costs and underwriting discount paid	—	—	(6,712,898)
Net cash provided by (used for) financing activities	(37,190,761)	(73,784,337)	1,224,446,833
Net increase (decrease) in cash	8,522,108	13,308,913	(2,473,092)
Cash at beginning of period	58,300	(2,373,084)	100,008
Cash at end of period	8,580,408	10,935,829	(2,373,084)
Reconciliation of Net Increase (Decrease) in Net Assets from Investment Operations to Net Cash provided by Operating Activities:
Net increase in net assets resulting from investment operations	31,892,224	68,558,516	49,217,037
Increase (decrease) in receivable for investments sold	1,242,113	1,453,663	(12,992,006)
Increase in interest receivable	(969,404)	(1,053,971)	(9,814,868)
Increase in premium for swaps purchased	(4,054,875)	(7,894,355)	(297,255)
Increase (decrease) in premium for swaps sold	(4,451,209)	(23,331,524)	25,214,615
Increase in premium for options written	892	224,239	1,412,922
Decrease in receivable for premium on options written	204,061	—	—
Increase (decrease) in prepaid expenses	(2,954)	24,805	(54,805)
Increase (decrease) in Investment Manager fees payable	(3,003)	(5,376)	809,148
Increase in net unrealized appreciation (depreciation) on swaps	7,409,088	21,689,710	(11,046,221)
Increase in net unrealized depreciation on forward foreign currency contracts	639,877	1,496,198	175,109
Increase in net unrealized appreciation on unfunded loan commitments	(78,691)	(251,045)	(135,662)
Increase (decrease) in variation margin on futures contracts	(63,219)	58,938	—
Decrease in net unrealized appreciation on options written	(177,469)	(623,282)	(721,423)
Increase in accrued expenses	27,862	9,141	223,841
Increase in deferred facility fees	35,842	235,667	235,701
Increase (decrease) in payable for investments purchased	5,041,792	(2,049,369)	72,581,864
Net increase (decrease) in investments	9,019,942	28,551,295	(1,341,727,922)
Net cash provided by (used for) operating activities	$45,712,869	$87,093,250	$(1,226,919,925)

*                 Commencement of operations

**          Represents the eleven months ended July 31, 2006. Fiscal year-end was changed to July 31 from August 31.

34 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

1. Organization and Significant Accounting Policies

PIMCO Floating Rate Income Fund (“Floating Rate Income”) and PIMCO Floating Rate Strategy Fund (“Floating Rate Strategy”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively.

In December 2005, PIMCO Floating Rate Strategy Fund changed its fiscal year-end from August 31 to July 31. Accordingly, the financial statements of the Fund included in this report cover the eleven-month period from September 1, 2005 to July 31, 2006.

Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Floating Rate Income and Floating Rate Strategy had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG, a publicly traded insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Floating Rate Strategy issued 37,000,000 shares of common stock in its initial public offering. An additional 4,300,000 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $20.00 per share before an underwriting discount of $0.90 per share. Common offering costs of $1,339,026 (representing $0.032 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Investment Manager agreed to pay all common share offering costs (other than the sales load) and organizational expenses of approximately $25,000 exceeding $0.04 per common share. In addition, the underwriters’ commission and offering costs associated with the issuance of Preferred Shares in the amounts of $4,800,000 and $573,872, respectively, have been charged to paid-in capital in excess of par.

The Funds’ investment objective is to seek high current income, consistent with the preservation of capital by investing primarily in floating rate debt instruments, a substantial portion of which will be senior loans. The ability of the issuers of the Funds’ investments to meet their obligations may be affected by economic developments in a specific industry.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds’ management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued on the last business day of each week using prices supplied by an independent pricing service or dealer quotations, using the

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 35

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

1. Organization and Significant Accounting Policies (continued)

last sale price on the exchange that is the primary market for such securities, or the quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The independent pricing service uses information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Funds’ investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair-value by Pacific Investment Management Company LLC (the “Sub-Adviser”) under procedures adopted by the Funds’ Board of Trustees, which include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair-value of the Senior Loan. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset value is determined weekly on the last business day of the week as of close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility and other fee income (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the periods ended July 31, 2006, the Floating Rate Income and Floating Rate Strategy Funds had permanent differences attributable to the differing treatment of foreign currency transactions, swap payments, paydowns, amendments fees and consent fees. The adjustment to Floating Rate Income Fund was to decrease dividends in excess of net investment income and increase accumulated net realized loss by $1,129,321. The adjustment to Floating Rate Strategy Fund was to decrease dividends in excess of net investment income and decrease accumulated net realized gain by $9,023,180.

(e) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing

36 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

1. Organization and Significant Accounting Policies (continued)

exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Senior Loans

The Funds purchase assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(g) Option Transactions

The Funds may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Funds may enter into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Funds would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 37

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

1. Organization and Significant Accounting Policies (continued)

foreign corporate issuer on the referenced debt obligation. In return, the Funds would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Funds are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statements of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate.

38 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

1. Organization and Significant Accounting Policies (continued)

However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(m) When-Issued/Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(n) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2. Investment Manager/Sub-Adviser

The Funds have an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Funds’ average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding minus accrued liabilities (other than liabilities representing leverage)).

The Investment Manager has retained its affiliate, the Sub-Adviser, to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.39% of Floating Rate Income’s and Floating Rate Strategy’s average weekly total managed assets, inclusive of net assets attributable to any preferred shares that may be outstanding, for the period from commencement of operations through August 31, 2008 and October 31, 2008, respectively. Commencing September 1, 2008 for Floating Rate Income and November 1, 2008 for Floating Rate Strategy, the Investment Manager will pay the Sub-Adviser a monthly fee at the annual rate of 0.55% of each Fund’s average weekly total managed assets, inclusive of net assets attributable to any preferred shares that may be outstanding.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 39

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

3. Investments in Securities

For the fiscal periods ended July 31, 2006, purchases and sales of investments, other than short-term securities and U.S. government obligations, were:

	Floating Rate Income	Floating Rate Strategy
Purchases	$363,122,997	$807,985,160
Sales	348,448,908	730,997,486

(a) Futures contracts outstanding at July 31, 2006:

Floating Rate Income: Type	Notional Amount (000)	Expiration Date	Unrealized Depreciation
Long: Financial Future Euro—90 day	$2,303	12/18/06	$(851,788)
Short: U.S. Treasury Notes 5 yr. Futures	250	9/29/06	(66,406)
U.S. Treasury Notes 10 yr. Futures	514	9/20/06	(242,875)
			$(1,161,069)

Floating Rate Strategy: Type	Notional Amount (000)	Expiration Date	Unrealized Depreciation
Long: Financial Future Euro—90 day	$6,258	12/18/06	$(3,368,877)
Short: U.S. Treasury Notes 5 yr. Futures	550	9/29/06	(146,094)
U.S. Treasury Notes 10 yr. Futures	1,061	9/20/06	(467,024)
			$(3,981,995)

(b) Transactions in options written for the fiscal periods ended July 31, 2006:

Floating Rate Income:	Contracts/Notional	Premiums
Options outstanding, July 31, 2005	2,203	$691,208
Options written	3,409,030	2,479,222
Options terminated in closing purchase transactions	(3,408,925)	(2,478,330)
Options outstanding, July 31, 2006	2,308	$692,100

Floating Rate Strategy:	Contracts/Notional	Premiums
Options outstanding, August 31, 2005	9,204,560	$1,412,922
Options written	24,915,867	4,493,617
Options terminated in closing purchase transactions	(16,915,428)	(4,269,378)
Options outstanding, July 31, 2006	17,204,999	$1,637,161

40 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

3. Investments in Securities (continued)

(c) Credit default swaps contracts outstanding at July 31, 2006:

Floating Rate Income:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
Abitibi-Consolidated	$ 2,000	6/20/08	2.95%	$ 8,227
AES	1,000	12/20/07	1.50%	11,808
Allied Waste North American	600	9/20/09	2.75%	12,614
Bombardier	1,400	6/20/10	3.80%	68,685
Williams Cos.	875	9/20/09	2.05%	29,499
Bear Stearns
Abitibi-Consolidated	2,500	6/20/07	1.65%	(839)
Georgia-Pacific	700	9/20/09	1.24%	(10,595)
Host Marriot	700	9/20/09	1.95%	23,907
MGM Mirage	1,500	9/20/09	1.92%	27,760
Citigroup
AES	5,000	6/20/08	1.17%	21,294
Allied Waste North America	1,500	9/20/07	2.18%	28,957
Crown European Holdings	1,500	9/20/07	2.38%	29,761
Host Marriott	900	9/20/07	1.90%	16,295
Owens Brockway Glass Container	3,000	9/20/07	2.05%	23,472
Starwood Hotels & Resorts Worldwide	1,500	9/20/07	1.20%	18,634
Credit Suisse First Boston
AES	900	9/20/09	3.85%	62,322
Allied Waste North America	875	9/20/09	2.46%	10,940
Delhaize America	875	9/20/09	1.40%	23,176
Intelsat Bermuda	3,000	3/20/10	3.21%	(94,047)
Samis	3,080	9/20/08	2.45%	29,217
Deutsche Bank AG
Russian Federation	3,000	6/20/07	0.44%	4,382
Goldman Sachs
Dow Jones CDX High Yield	20,000	6/20/11	3.45%	196,546
HCA	1,000	12/20/07	0.75%	(5,678)
Starwood Hotels & Resorts Worldwide	1,000	12/20/07	1.10%	12,600
TRW Automotive	875	9/20/09	2.15%	33,032
J. P. Morgan Chase
AES	1,500	9/20/07	2.15%	28,637
Electronic Data System	1,000	12/20/07	1.30%	16,177
Nortel Network	1,300	9/20/07	1.43%	1,627
Tenet Healthcare	5,000	12/20/07	(3.20)%	(112,831)
Tenet Healthcare	5,000	12/20/09	4.15%	110,601
Lehman Securities
Abitibi-Consolidated	1,000	9/20/06	1.00%	281
Dow Jones CDX High Yield	25,000	6/20/11	3.45%	89,433
Extendicare Health Services	2,600	9/20/09	2.10%	26,738
L-3 Communications Group	5,000	12/20/08	1.50%	110,505
Six Flags Theme Parks	1,000	3/20/10	2.70%	(76,258)

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 41

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Merrill Lynch
PSEG Energy	$ 3,500	12/4/06	2.95%	$48,322
SPX Corp.	900	9/20/09	2.25%	29,264
Williams Cos.	700	9/20/09	1.71%	16,549
Morgan Stanley Dean Witter
Georgia-Pacific	900	9/20/09	1.63%	(3,327)
GMAC	1,000	9/20/06	1.70%	3,282
				$870,969

Floating Rate Strategy:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
Abitibi-Consolidated	$ 5,000	6/20/08	2.95%	$20,568
Bombardier	3,500	6/20/10	3.80%	171,712
CMS Energy	5,000	12/20/09	2.15%	166,576
Royal Caribbean Cruises	5,000	12/20/09	1.12%	46,629
Williams Cos.	5,000	12/20/09	1.65%	103,707
Bear Stearns
Abitibi-Consolidated	2,500	6/20/07	1.65%	(839)
Allied Waste North America	1,500	12/20/07	1.85%	22,342
ArvinMeritor	1,500	12/20/07	1.14%	(8,648)
Dura Automotive Systems	4,500	12/20/09	4.15%	(841,636)
Dynergy Holdings	1,500	12/20/09	2.35%	13,765
MGM Mirage	5,000	12/20/09	1.54%	22,653
Stone Container	1,500	12/20/09	1.76%	(60,985)
Stone Container	5,000	12/20/09	1.87%	(186,416)
Citigroup
AES	10,000	6/20/08	1.17%	42,588
Host Marriott	5,000	12/20/09	1.70%	134,618
Reliant Energy	5,000	12/20/09	3.20%	92,014
Credit Suisse First Boston
Equistar Chemicals	5,000	12/20/09	2.25%	59,584
Intelsat Bermuda	7,000	3/20/10	3.21%	(219,443)
ITRAXX Europe Crossover	€ 7,400	6/20/11	2.90%	67,494
Samis	$ 3,600	12/20/09	2.15%	5,482
Samis	1,400	9/20/08	2.45%	10,221
Deutsche Bank
Russian Federation	7,000	6/20/07	0.44%	10,224
Goldman Sachs
Dow Jones CDX High Yield	80,000	6/20/11	3.45%	736,184
J.P. Morgan Chase
Nortel Network	3,100	9/20/07	1.43%	3,879
NRG Energy	5,000	12/20/09	2.20%	12,736

42 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

3. Investments in Securities (continued)

Floating Rate Strategy (continued):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Lehman Securities
Boyd Gaming	$ 5,000	12/20/09	1.65%	$146,607
Hayes Lemmerz International	5,000	12/20/09	2.50%	33,370
HCA	5,000	12/20/09	1.55%	(191,470)
PanAmSat	3,000	12/20/09	3.00%	70,935
Six Flags Theme Parks	4,000	3/20/10	2.70%	(305,032)
Starwood Hotels & Resorts Worldwide	5,000	12/20/09	1.15%	89,229
Station Casinos	5,000	12/20/09	1.45%	11,051
Stone Container	3,000	12/20/09	1.85%	(113,688)
TRW Automotive	5,000	12/20/09	2.05%	164,422
Merrill Lynch
AES	3,000	12/20/09	2.60%	94,558
ArvinMeritor	4,500	12/20/09	2.25%	(86,853)
Chesapeake Energy	5,000	12/20/09	1.30%	46,158
CMS Energy	1,500	12/20/09	1.85%	35,766
Delhaize America	5,000	12/20/09	1.07%	78,866
Naftogaz Ukrainy	3,000	4/20/09	3.30%	(81,917)
Toys “R” Us	5,000	12/20/09	3.20%	(332,904)
UBS Securities
GMAC	6,000	9/20/06	5.05%	71,732
Wachovia Securities
Ford Motor Credit	5,000	12/20/09	2.14%	(723,693)
GMAC	5,000	12/20/09	2.26%	(577,584)
				$(1,145,438)

(d) Interest rate swap agreements outstanding at July 31, 2006:

Floating Rate Income:			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Barclays Bank	$575,000	6/21/25	5.70%	3 month LIBOR	$(2,040,387)
Barclays Bank	575,000	6/21/25	3 month LIBOR	5.70%	1,324,021
Lehman Securities	18,500	12/20/16	5.00%	3 month LIBOR	(19,793)
Lehman Securities	144,100	12/15/07	3 month LIBOR	5.00%	(125,324)
UBS Securities	118,000	6/21/25	5.70%	3 month LIBOR	(1,883,693)
UBS Securities	115,000	6/21/25	3 month LIBOR	5.70%	782,310
					$(1,962,866)

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 43

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

3. Investments in Securities (continued)

Floating Rate Strategy:			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Barclays Bank	$265,000	6/21/25	5.70%	3 month LIBOR	$ (940,353)
Barclays Bank	265,000	6/21/25	3 month LIBOR	5.70%	610,201
Lehman Securities	30,300	12/20/16	5.00%	3 month LIBOR	(32,418)
Lehman Securities	235,100	12/15/07	3 month LIBOR	5.00%	(204,466)
Lehman Securities	630,000	12/18/24	5.77%	3 month LIBOR	(10,584,756)
Lehman Securities	613,000	12/18/24	3 month LIBOR	5.70%	4,096,701
UBS Securities	261,700	6/21/25	5.70%	3 month LIBOR	(4,177,648)
UBS Securities	255,000	6/21/25	3 month LIBOR	5.70%	1,734,688
					$(9,498,051)

LIBOR—London Interbank Offered Rate

Floating Rate Income and Floating Rate Strategy received $750,000 and $1,250,000 par value, respectively, in U.S. Treasury Bills as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at July 31, 2006:

Floating Rate Income:	U.S. $ Value on Origination Date	U.S. $ Value July 31, 2006	Unrealized Appreciation (Depreciation)

Purchased:
€2,019,000 settling 8/31/06	$ 2,540,825	$ 2,582,261	$ 41,436
¥391,000,000 settling 8/15/06	3,459,611	3,424,638	(34,973)

Sold:
€29,092,000 settling 8/31/06	36,544,840	37,208,084	(663,244)
€1,425,000 settling 9/29/06	1,824,670	1,825,549	(879)
			$(657,660)

Floating Rate Strategy:	U.S. $ Value on Origination Date	U.S. $ Value July 31, 2006	Unrealized Appreciation (Depreciation)

Purchased:
€2,795,000 settling 8/31/06	$ 3,509,419	$ 3,574,749	$ 65,330
¥885,500,000 settling 8/15/06	7,835,001	7,755,797	(79,204)

Sold:
€69,841,000 settling 8/31/06	87,671,547	89,325,236	(1,653,689)
€6,068,000 settling 9/29/06	7,769,892	7,773,636	(3,744)
			$(1,671,307)

44 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

3. Investments in Securities (continued)

(f) At July 31, 2006, the Funds had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Floating Rate Income	Floating Rate Strategy
Alon USA Energy	$ 223,613	$ 670,835
Eastman Kodak	2,501,433	5,002,865
Hawaiian Telecom	499,687	499,688
Host Marriott L.P. Revolver A	3,314,347	3,314,347
Host Marriott L.P. Revolver B	1,650,000	1,650,000
Lucite International	445,082	785,439
	$8,634,162	$11,923,174

4. Income Tax Information

The tax character of dividends paid was:

Floating Rate Income:

	Year ended July 31, 2006	Year ended July 31, 2005
Ordinary Income	$38,676,933	$29,057,023

At July 31, 2006, the tax character of distributable earnings of $4,897,135 was comprised of $4,833,140 of ordinary income and $63,995 of long-term capital gains.

In accordance with U.S. Treasury regulations, Floating Rate Income elected to defer realized capital losses of $6,805,117 and realized currency losses of $1,361,870 arising after October 31, 2005. Such losses are treated for tax purposes as arising on August 1, 2006.

The tax character of dividends paid was:

Floating Rate Strategy:

	Eleven Months ended July 31, 2006	October 29, 2004 (commencement of operations) through August 31, 2005
Ordinary Income	$77,743,768	$47,631,649

At July 31, 2006, the tax character of distributable earnings of $19,538,281 was comprised of $18,992,011 of ordinary income and $546,270 of long-term capital gains.

In accordance with U.S. Treasury regulations, Floating Rate Strategy elected to defer realized capital losses of $15,869,824 and realized currency losses of $3,644,804 arising after October 31, 2005. Such losses are treated for tax purposes as arising on August 1, 2006.

For the Funds, the difference between book and tax appreciation/depreciation is primarily attributable to wash sales and certain fees received from loans.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2006 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Floating Rate Income	$ 570,321,193	$5,403,908	$1,446,743	$3,957,165
Floating Rate Strategy	1,309,660,705	8,539,390	5,023,468	3,515,922

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 45

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

5. Auction Preferred Shares

Floating Rate Income has issued 2,800 shares of Preferred Shares Series T, 2,800 shares of Preferred Shares Series W, 2,800 shares of Preferred Shares Series TH, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Floating Rate Strategy has issued 3,840 shares of Preferred Shares Series M, 3,840 shares of Preferred Shares Series T, 3,840 shares of Preferred Shares Series W, 3,840 shares of Preferred Shares Series TH, and 3,840 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the period ended July 31, 2006, the annualized dividend rates ranged from:

	High	Low	At July 31, 2006
Floating Rate Income

Series T	5.00%	3.00%	4.85%
Series W	5.26%	3.20%	5.05%
Series TH	5.36%	3.24%	5.15%

Floating Rate Strategy

Series M	5.16%	3.46%	4.99%
Series T	5.21%	3.47%	5.09%
Series W	5.26%	3.48%	5.14%
Series TH	5.36%	3.37%	5.15%
Series F	5.36%	3.40%	5.07%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Subsequent Common Dividend Declarations

On August 4, 2006, the following dividends were declared to common shareholders payable September 1, 2006 to shareholders of record on August 14, 2006:

Floating Rate Income	$0.14464 per common share
Floating Rate Strategy	$0.14048 per common share

On September 1, 2006, the following dividends were declared to common shareholders payable October 6, 2006 to shareholders of record on September 11, 2006:

Floating Rate Income	$0.14773 per common share
Floating Rate Strategy	$0.14356 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle

46 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2006

7. Legal Proceedings (continued)

the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements alleges that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution, and waiver of or return of certain sales charges paid by open-end fund shareholders.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 47

PIMCO Floating Rate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended July 31, 2006	Year ended July 31, 2005	For the period August 29, 2003* through July 31, 2004

Net asset value, beginning of period	$19.51	$19.38	$19.35	**
Investment Operations:
Net investment income	1.91	1.36	0.71
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(0.14)	0.39	0.39
Total from investment operations	1.77	1.75	1.10
Dividends on Preferred Shares from Net Investment Income	(0.48)	(0.29)	(0.11)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.29	1.46	0.99
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.63)	(1.19)	(0.78)
Net realized gains	(0.03)	(0.14)	–
Total dividends and distributions to common shareholders	(1.66)	(1.33)	(0.78)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	(0.04)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–	(0.14)
Total capital share transactions	–	–	(0.18)
Net asset value, end of period	$19.14	$19.51	$19.38
Market price, end of period	$20.02	$18.75	$20.47
Total Investment Return (1)	16.53%	(2.05)%	6.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$345,750	$351,708	$346,749
Ratio of expenses to average net assets (2)(3)	1.53%	1.52%	1.36	%(4)
Ratio of net investment income to average net assets (2)	9.91%	6.93%	4.04	%(4)
Preferred shares asset coverage per share	$66,133	$66,856	$66,274
Portfolio turnover	64%	83%	94%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.65 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)	Annualized.

48 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Strategy Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Eleven Months ended July 31, 2006†		For the Period October 29, 2004* through August 31, 2005

Net asset value, beginning of period	$18.98		$19.10	**
Investment Operations:

Net investment income	1.64		0.88
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	–		0.31
Total from investment operations	1.64		1.19
Dividends on Preferred Shares from Net Investment Income	(0.45)		(0.24)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.19		0.95
Dividends to Common Shareholders from Net Investment Income	(1.41)		(0.91)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–		(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–		(0.13)
Total capital share transactions	–		(0.16)
Net asset value, end of period	$18.76		$18.98
Market price, end of period	$18.87		$18.21
Total Investment Return (1)	11.77%		(4.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$782,371		$789,094
Ratio of expenses to average net assets (2)(3)	1.47	%(4)	1.35	%(4)
Ratio of net investment income to average net assets (2)	9.51	%(4)	5.57	%(4)
Preferred shares asset coverage per share	$65,722		$66,084
Portfolio turnover	60%		47%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
†	Fiscal year-end changed from August 31 to July 31.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)	Annualized.

See accompanying Notes to Financial Statements. | 7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 49

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of:
PIMCO Floating Rate Income Fund
PIMCO Floating Rate Strategy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively hereafter referred to as the “Funds”) at July 31, 2006, the results of each of their operations, changes in net assets applicable to common shareholders, cash flows and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 25, 2006

50 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 20 and 21, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting (the “Meeting”).

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 51

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper Inc., the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the Meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each the Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Funds comparatively to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Trustees noted that Floating Rate Income outperformed its peer median and average group for the one-year period ended April 30, 2006. The Trustees also noted that Floating Rate Income’s expense ratio, including the effect of preferred shares was significantly below the average and median for its peer group and, excluding the effect of preferred shares, was slightly above the median but below the average for its peer group.

The Trustees noted that Floating Rate Strategy outperformed its peer median and average group for the one-year period ended April 30, 2006. The Trustees also noted that Floating Rate Strategy’s expense ratio, was significantly below the average and median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds but were advised that there are additional portfolio management challenge in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

52 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 53

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Tax Information (unaudited)

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Floating Rate Income and Floating Rate Strategy designate qualified dividend income of $245,872 and $27,650, respectively, or the maximum allowable amount.

There was no ordinary dividends paid by Floating Rate Income and Floating Rate Strategy during the fiscal periods ended July 31, 2006 which qualified for the Dividends Received Deduction to corporate shareholders.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2006. The amount that will be reported, will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended July 31, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Subsequent Event – Appointment of Trustee

On September 12, 2006, each Fund’s Board of Trustees appointed William B. Ogden IV as a Class I trustee.

54 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 55

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless a shareholder (or their broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)     If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)     If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

Shareholders may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

56 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor
Date of Birth: 9/17/34
Chairman of the Board of Trustees since: 2004
Trustee since: 2003 (Floating Rate Income)/2004
     (Floating Rate Strategy)
Term of office: Expected to stand for re-election at
     2007(Floating Rate Income)/2008 (Floating Rate
     Strategy) annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003 (Floating Rate Income)/2005
     (Floating Rate Strategy)
Term of Office: Expected to stand for re-election at
     2008 annual meeting of shareholders
Director/Trustee of 24 funds in Fund Complex
Director/Trustee of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2003 (Floating Rate Income)/2004
     (Floating Rate Strategy)
Term of office: Expected to stand for re-election at
     2008 (Floating Rate Income)/2006 (Floating Rate
     Strategy) annual meeting of shareholders.
Trustee of 24 funds in Fund Complex
Trustee of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

David C. Flattum†
Date of Birth: 8/27/64
Trustee since: 2004 (Floating Rate Income)/2005
     (Floating Rate Strategy)
Term of office: Expected to stand for election at
     2006 (Floating Rate Income)/2007 (Floating Rate
     Strategy) annual meeting of shareholders.
Trustee of 57 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; Member of Management board, Allianz Global Investors Fund Management LLC; Formerly, Head of Corporate Functions of Allianz Global Investors of America L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).

Hans W. Kertess
Date of Birth: 7/12/39
Trustee since: 2003 (Floating Rate Income)/2004
     (Floating Rate Strategy)
Term of office: Expected to stand for re-election at
     2007 annual meeting of shareholders.
Trustee of 24 funds in Fund Complex;
Trustee of no funds outside of Fund Complex

President, H. Kertess & Co. (a financial advisory company); Formerly, Managing Director, Royal Bank of Canada Capital Markets.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election at
     2006 (Floating Rate Income)/ 2006 (Floating Rate
     Strategy) annual meeting of shareholders.
Trustee of 24 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 57

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (continued) (unaudited)

Name, Age, Position(s) Held with Fund, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004 (Floating Rate Income)/2005
     (Floating Rate Strategy)
Term of office: Expected to stand for re-election at
     2006 annual meeting of shareholders.
Trustee of 24 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange

†    Mr. Flattum is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. (“AGI”) and the Investment Manager. In addition to Mr. Flattum’s positions with affiliated persons of the Funds set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer, General Counsel & member of Management Board, AGI; Member of Management Board AGIFM; Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz PacLife Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Funds’ Trustees is available in the Statement of Additional Information, dated August 26, 2003 and October 26, 2004 for PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund, respectively, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

58 PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report | 7.31.06

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003/2004 (Floating Rate Income/ Floating Rate Strategy)

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2003/2004 (Floating Rate Income/Floating Rate Strategy)

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 33 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004/2004 (Floating Rate Income/Floating Rate Strategy)

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 32 funds in the .Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004/2004 (Floating Rate Income/Floating Rate Strategy)

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 65 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

7.31.06 | PIMCO Floating Rate Income & PIMCO Floating Rate Strategy Funds Annual Report 59

(This Page Intentionally Left Blank)

Trustees and Principal Officers

Robert E. Connor
Trustee, Chairman of the Board of Trustees

Paul Belica
Trustee

John J. Dalessandro II
Trustee

David C. Flattum
Trustee

Hans W. Kertess
Trustee

William B. Ogden, IV
Trustee

R. Peter Sullivan III
Trustee

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Youse E. Guia
Chief Compliance Officer

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On December 20, 2005, each Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710.  The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $137,500 in 2005 and $107,500 in 2006.

b)             Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $15,000 in 2005 and $16,000 in 2006. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $11,000 in 2005 and $11,500 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Floating Rate Strategy Fund (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)   (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $2,992,953 and the 2006 Reporting Period was $1,856,854.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO Floating Rate Strategy Fund

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust’s with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by a Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 6, 2006, the following individual has primary responsibility for the day-to-day implementation of the PIMCO and PIMCO Floating Rate Strategy Fund (“PFN”) (the “Fund”):

Raymond G. Kennedy, CFA
Mr. Kennedy is a Managing Director, portfolio manager, and senior member of PIMCO’s investment strategy group. He manages High Yield funds, oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of July 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#		AUM($million)
Raymond G. Kennedy	PFN	10	13,309.75	5	1,069.98	12	*	2,767.24	*

* Of these other accounts, one account totaling $29.09 million in assets pay an advisory fee that is    based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (“PIMCO”) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

 (a) (3)

As of July 31, 2006, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase

Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

 (a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of July 31, 2006.

PIMCO Floating Rate Strategy Fund
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Raymond G. Kennedy	$500,000 - $1,000,000

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

August 2005	N/A	N/A	N/A	N/A
September 2005	N/A	N/A	N/A	N/A
October 2005	N/A	N/A	N/A	N/A
November 2005	N/A	N/A	N/A	N/A
December 2005	N/A	N/A	N/A	N/A
January 2006	N/A	N/A	N/A	N/A
February 2006	N/A	N/A	N/A	N/A
March 2006	N/A	N/A	N/A	N/A
April 2006	N/A	18.97	66,287	N/A
May 2006	N/A	N/A	N/A	N/A
June 2006	N/A	N/A	N/A	N/A
July 2006	N/A	18.83	63,981	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Floating Rate Strategy Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	October 6, 2006

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	October 6, 2006

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	October 6, 2006